EXHIBIT 99.1
                                                                  Execution Copy


                                  $200,000,000


                                CREDIT AGREEMENT


                                   dated as of


                               September 28, 1998



                                      among


                                  Toy Biz, Inc.
                    (to be renamed Marvel Enterprises, Inc.)


                           The Guarantors Party Hereto


                            The Lenders Party Hereto

                                       and


                            UBS AG, Stamford Branch,
                          as Agent and Collateral Agent

                      ------------------------------------


                            Warburg Dillon Read LLC,
                                   as Arranger

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                                TABLE OF CONTENTS

                             ----------------------

                                                                           PAGE

                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  Definitions.....................................................1
SECTION 1.02.  Accounting Terms and Determinations............................20

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  Commitments to Lend............................................20
SECTION 2.02.  Method of Borrowing............................................20
SECTION 2.03.  Maturity of Loans, Mandatory Prepayments.......................21
SECTION 2.04.  Interest Rates.................................................22
SECTION 2.05.  Method of Electing Interest Rates..............................23
SECTION 2.06.   [Intentionally omitted].......................................24
SECTION 2.07.  Mandatory Termination of Commitments...........................24
SECTION 2.08.  Optional Prepayments...........................................24
SECTION 2.09.  General Provisions as to Payments..............................25
SECTION 2.10.  Funding Losses.................................................25
SECTION 2.11.  Computation of Interest and Fees...............................26
SECTION 2.12.  Notes..........................................................26

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  Closing............................................ . .........27
SECTION 3.02.  The Borrowings...................................... . ........31

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power................................ 32
SECTION 4.02.  Corporate and Governmental Authorization; No Contravention... 32
SECTION 4.03.  Binding Effect; Liens........................................ 32
SECTION 4.04.  Financial Information........................................ 33
SECTION 4.05.  Litigation................................................... 34
SECTION 4.06.  Compliance with ERISA........................................ 34
SECTION 4.07.  Environmental Matters........................................ 34
SECTION 4.08.  Taxes........................................................ 35
SECTION 4.09.  Subsidiaries................................................ .36
SECTION 4.10.  No Regulatory Restrictions on Borrowing.................... ..36

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                                                                            PAGE

SECTION 4.11.  Full Disclosure...............................................36
SECTION 4.12.  Representations in Collateral Documents True and Correct......36
SECTION 4.13.  Pro Forma and Projected Financial Information.................37
SECTION 4.14.  Labor Matters.................................................38
SECTION 4.15.  Intellectual Property.........................................38
SECTION 4.16.  Solvency......................................................38
SECTION 4.17.  Representations in Transaction Documents True and Correct.....38
SECTION 4.18.  Ownership of Properties.......................................38
SECTION 4.19.  No Burdensome Restrictions....................................39
SECTION 4.20.  No Default....................................................39
SECTION 4.21.  Compliance with Laws..........................................39
SECTION 4.22.  Year 2000.....................................................39
SECTION 4.23.  Limited Liability for Obligations of Panini Entities..........39

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  Information...................................................40
SECTION 5.02.  Payment of Obligations........................................42
SECTION 5.03.  Maintenance of Property; Insurance............................43
SECTION 5.04.  Conduct of Business and Maintenance of Existence..............44
SECTION 5.05.  Compliance with Laws..........................................44
SECTION 5.06.  Inspection of Property, Books and Records.....................44
SECTION 5.07.  Mergers and Sales of Assets...................................44
SECTION 5.08.  Use of Proceeds...............................................45
SECTION 5.09.  Negative Pledge...............................................45
SECTION 5.10.  Limitation on Debt............................................46
SECTION 5.11.  Minimum EBITDA................................................47
SECTION 5.12.  Leverage Ratio................................................47
SECTION 5.13.  Interest Coverage Ratio.......................................47
SECTION 5.14.  Minimum Current Ratio.........................................47
SECTION 5.15.  Minimum Consolidated Net Worth................................47
SECTION 5.16.  Limitations on Restricted Payments............................47
SECTION 5.17.  Limitation on Capital Expenditures............................47
SECTION 5.18.  Lease Payments................................................48
SECTION 5.19.  Investments and Acquisitions..................................48
SECTION 5.20.  Sale-Leaseback Transactions...................................48
SECTION 5.21.  Transactions with Affiliates..................................49
SECTION 5.22.  Constitutive Documents........................................49
SECTION 5.23.  No Modification of Transaction Documents Without Consent......49
SECTION 5.24.  Limitation on Restrictions Affecting Subsidiaries.............50
SECTION 5.25.  Fiscal Year...................................................50
SECTION 5.26.  Change in Business............................................50

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                                                                            PAGE

SECTION 5.27.  Further Assurances.............................................50
SECTION 5.28.  No New Subsidiaries............................................52
SECTION 5.29.  Year 2000......................................................53
SECTION 5.30.  Permanent Financing............................................53
SECTION 5.31.  Bank Accounts..................................................54

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  Events of Default..............................................55
SECTION 6.02.  Notice of Default..............................................57

                                            ARTICLE 7
                                            THE AGENT

SECTION 7.01.  Appointment and Authorization..................................57
SECTION 7.02.  Agent and Affiliates...........................................57
SECTION 7.03.  Action by Agent................................................58
SECTION 7.04.  Appointment of Co-Agents.......................................58
SECTION 7.05.  Consultation with Experts......................................58
SECTION 7.06.  Liability of Agent.............................................58
SECTION 7.07.  Indemnification................................................59
SECTION 7.08.  Credit Decision................................................59
SECTION 7.09.  Successor Agent................................................59
SECTION 7.10.  Agent's Fee....................................................60

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.......60
SECTION 8.02.  Illegality.....................................................60
SECTION 8.03.  Increased Cost and Reduced Return..............................61
SECTION 8.04.  Taxes..........................................................62
SECTION 8.05.  Base Rate Loans Substituted for Affected Euro-Dollar Loans.....64

                                            ARTICLE 9
                                            GUARANTY

SECTION 9.01.  The Guaranty...................................................64
SECTION 9.02.  Guaranty Unconditional.........................................65
SECTION 9.03.  Discharge Only upon Payment in Full; Reinstatement in Certain
               Circumstances..................................................65
SECTION 9.04.  Waiver by Each Guarantor.......................................66

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                                                                            PAGE

SECTION 9.05.  Subrogation and Contribution...................................66
SECTION 9.06.  Stay of Acceleration...........................................66
SECTION 9.07.  Limit of Liability.............................................66
SECTION 9.08.  Release upon Sale..............................................66

                                           ARTICLE 10
                                          MISCELLANEOUS

SECTION 10.01.  Notices.......................................................67
SECTION 10.02.  No Waivers....................................................67
SECTION 10.03.  Expenses; Indemnification.....................................67
SECTION 10.04.  Set-offs......................................................68
SECTION 10.05.  Amendments and Waivers Release of Collateral..................69
SECTION 10.06.  Successors; Participations and Assignments....................69
SECTION 10.07.  Designated Lenders............................................71
SECTION 10.08.  No Reliance on Margin Stock...................................72
SECTION 10.09.  Governing Law; Submission to Jurisdiction
          ....................................................................72
SECTION 10.10.  Counterparts; Integration; Effectiveness......................72
SECTION 10.11.  WAIVER OF JURY TRIAL..........................................72

COMMITMENT SCHEDULE
SCHEDULE 1.10    -- Existing Letters of Credit
SCHEDULE 4.09    -- Subsidiaries
SCHEDULE 5.10    -- Outstanding Debt
SCHEDULE 5.19(a) -- Investments

EXHIBIT A     -- Note
EXHIBIT B     -- Security Agreement
EXHIBIT C     -- Opinion of Battle Fowler LLP, counsel for the Obligors
EXHIBIT D     -- Opinion of William H. Hardie, III
EXHIBIT E     -- Opinion of Davis Polk & Wardwell, special counsel for the Agent
EXHIBIT F     -- Opinion of Wolf, Block, Schorr and Solis-Cohen, special intellectual property counsel for the Obligors
EXHIBIT G     -- Opinion of Gallagher & Kennedy, special Arizona counsel for the Obligors
EXHIBIT H     -- Opinion of Smith, Stratton, Wise, Heher & Brennan, special
                 New Jersey counsel for the Obligors
EXHIBIT I     -- Opinion of Stoel Rives LLP, special Washington counsel for the Obligors
EXHIBIT J     -- Assignment and Assumption Agreement
EXHIBIT K     -- Designation Agreement

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         AGREEMENT dated as of September 28, 1998 among TOY BIZ, INC. (to be renamed Marvel Enterprises, Inc.), the GUARANTORS party hereto, the LENDERS party hereto and UBS AG, STAMFORD BRANCH, as Agent and Collateral Agent.



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Acquisition Sub" means MEG Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Borrower.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.04(b).

         "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Agent, completed by such Lender and returned to the Agent (with a copy to the Borrower).

         "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or
(ii) any Person (other than the Borrower or a Guarantor) which is controlled by or is under common control with a Controlling Person. As used in this definition only, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means UBS AG, Stamford Branch, in its capacity as agent for the Lenders hereunder, and its successors in such capacity.

         "Annualized" means (i) with respect to the Fiscal Quarter of the Borrower ending December 31, 1998, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the Fiscal Quarter of the Borrower ending March 31, 1999, the applicable amount for the period of two consecutive Fiscal Quarters ending on such date multiplied by two and (iii) with respect to the Fiscal Quarter of the Borrower ending June 30, 1999, the applicable amount for the period of three consecutive Fiscal Quarters ending on such date multiplied by 3/2.

         "Applicable Lending Office" means, with respect to any Lender, (i) in the case of its Base Rate Loans and its participations in Letters of Credit, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

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         "Arranger" means Warburg Dillon Read LLC.

         "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Borrower or any of its Subsidiaries of any asset, including without limitation any sale-leaseback transaction, whether or not involving a capital lease, but excluding (i) sales, leases or other dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment and undeveloped real estate, in each case in the ordinary course of business and (ii) dispositions to the Borrower or a Subsidiary of the Borrower.

         "Assignee" has the meaning set forth in Section 10.06(c).

         "Bank Facility" has the meaning set forth in Section 5.30.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Loan" means a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Section 2.05(a) or Article 8.

         "Base Rate Margin" means a rate per annum equal to 5.50%, provided that such rate shall increase to 6.00% on April 30, 1999 and shall increase by 0.50% on the last day of each three-month period thereafter.

         "Borrower" means Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), a Delaware corporation, and its successors.

         "Borrower's 1997 Form 10-K" means the Borrower's annual report on Form 10- K for 1997, as filed with the SEC pursuant to the Exchange Act.

         "Borrower's Latest Form 10-Q" means the Borrower's quarterly report on Form 10-Q for the quarter ended June 30, 1998, as filed with the SEC pursuant to the Exchange Act.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower pursuant to Article 2, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. A Borrowing is a Base Rate Borrowing if such Loans are Base Rate Loans or a Euro-Dollar Borrowing if such Loans are Euro-Dollar Loans.

         "Business Acquisition" means any acquisition, whether in a single transaction or series of related transactions, by the Borrower or any one or more Subsidiaries, or any

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combination thereof, of (i) all or a substantial part of the assets, or a going concern business or division, of any Person, whether through purchase of assets or securities, by merger or otherwise, (ii) control of securities of an existing corporation or other Person having ordinary voting power (apart from rights accruing under special circumstances) to elect a majority of the board of directors of such corporation or other Person or (iii) control of a greater than 50% ownership interest in any existing partnership, joint venture or other Person.

         "Capital Stock" of any Person means (i) any and all shares or other equity interests (including without limitation common stock, preferred stock and partnership interests) in such Person and (ii) all rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) such shares or other interests in such Person.

         "Change of Control" means the occurrence of any of the following: (i) any Person or group (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable, except that for purposes of this clause (i) such Person or group shall be deemed to have "beneficial ownership" of all shares that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), other than an Excluded Person or Excluded Group, is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 25% of the aggregate voting power of the Voting Stock of the Borrower or (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved pursuant to the terms of the Stockholders' Agreement or by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

         "Closing Date" means the date on or after the Effective Date on which all of the conditions specified in or pursuant to Section 3.01 shall have been satisfied.

         "Collateral" means collateral subject to the Collateral Documents.

         "Collateral Agent" has the meaning set forth in the Security Agreement.

         "Collateral Documents" means the Security Agreement, the Mortgages, if any, any additional pledge agreements, security agreements or mortgages required to be delivered pursuant to the Loan Documents and any instruments of assignment, lockbox letters or other instruments or agreements executed pursuant to the foregoing.

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         "Commitment" means (i) with respect to each Lender listed on the
Commitment Schedule, the amount set forth opposite such Lender's name on the Commitment Schedule and (ii) with respect to any Assignee which becomes a Lender pursuant to Section 10.06(c), the amount of the transferor lender's Commitment assigned to it pursuant to Section 10.06(c), in each case as such amount may be reduced pursuant to Section 2.07 or increased or reduced by reason of an assignment to or by such Lender pursuant to Section 10.06(c). At any time after the Closing Date, the term "Commitment" shall refer to a Lender's Commitment immediately before such termination, adjusted to reflect any subsequent assignments pursuant to Section 10.06(c).

         "Commitment Schedule" means the Commitment Schedule attached hereto.

         "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures (including capital expenditures in respect of product development and package design) of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities) for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities) for such period.

         "Consolidated Current Assets" means at any date the consolidated current assets of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities) determined as of such date.

         "Consolidated Current Liabilities" means at any date (i) the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities) plus (ii) the current liabilities of any Person (other than the Borrower or any of its Consolidated Subsidiaries (excluding the Panini Entities)) which are Guaranteed by the Borrower or a Consolidated Subsidiary (excluding the Panini Entities), all determined as of such date, but in any event excluding Debt under this Agreement and under the Revolving Credit Agreement.

         "Consolidated Debt" means, at any date, Debt of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities), determined on a consolidated basis of such date.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense, (ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges.

         "Consolidated Interest Expense" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities), determined on a consolidated basis for such period.

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         "Consolidated Net Income" means, for any period, the net income of the
Borrower and its Consolidated Subsidiaries (excluding the Panini Entities), determined on a consolidated basis for such period, adjusted to exclude the effect of (i) any extraordinary or other non-recurring gain (but not loss) and
(ii) in the case of the calculation of Consolidated EBITDA only, non-recurring expenses (and related reserve accruals) and write-offs, in each case under this clause (ii) related to the Merger and consummation of the Plan of Reorganization.

         "Consolidated Net Worth" means, at any date, the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries (excluding the Panini Entities) determined as of such date (including the amount attributable to the Preferred Stock but excluding any other amount attributable to other stock which is required to be redeemed or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise).

         "Consolidated Subsidiary" means, at any date, any Subsidiary or other entity (including, without limitation, the Panini Entities) the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

         "Credit Exposure" means, as to any Lender, (i) at any time before the making of the Loans hereunder, the amount of its Commitment at such time or (ii) at any time after the making of the Loans hereunder, the aggregate outstanding principal amount of its Loans.

         "Current Ratio" means, at any date, the ratio of (i) Consolidated Current Assets at such date to (ii) Consolidated Current Liabilities at such date.

         "Debt" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all obligations (whether or not contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument; provided that the term "Debt" shall not include any such obligations under an Existing Letter of Credit to the extent such Existing Letter of Credit has been backstopped by a Letter of Credit issued by an Issuer under the Revolving Credit Agreement, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the amount of such other Person's Debt Guaranteed thereby).

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         "Default" means any condition or event which constitutes an Event of
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "Designated Lender" means, with respect to any Designating Lender, an Eligible Designee designated by it pursuant to Section 10.07(a) as a Designated Lender for purposes of this Agreement.

         "Designating Lender" means, with respect to each Designated Lender, the Lender that designated such Designated Lender pursuant to Section 10.07(a).

         "Disqualified Capital Stock" means any Capital Stock of any Person or any of its Subsidiaries that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, putable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or any of its Subsidiaries, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the tenth anniversary of the Closing Date.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City and Stamford, Connecticut, are authorized or required by law to close.

         "Domestic Lending Office" means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 10.10.

         "Eligible Designee" means a special purpose corporation that (i) is organized under the laws of the United States or any state thereof, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its

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business and (iii) issues (or the parent of which issues) commercial paper rated as least A- 1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's.

       "Entertainment" means Marvel Entertainment Group, Inc., a Delaware corporation.

         "Entertainment's Latest Form 10-Q" means Entertainment's quarterly report on Form 10-Q for the quarter ended June 30, 1998, as filed with the SEC pursuant to the Exchange Act.

         "Entertainment's 1997 Form 10-K/A" means Entertainment's annual report on Form 10-K/A for 1997, as filed with the SEC pursuant to the Exchange Act.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment, including (without limitation) ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Lender, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Lender as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

         "Euro-Dollar Loan" means a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election.

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         "Euro-Dollar Margin" means a rate per annum equal to 6.50%, provided that such rate shall increase to 7.00% on April 30, 1999 and shall increase by 0.50% on the last day of each three-month period thereafter.

         "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.04(b) on the basis of a London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

         "Events of Default" has the meaning set forth in Section 6.01.

         "Excess Administration Claims Loan" means a cash loan from an affiliate of Mr. Isaac Perlmutter to the Borrower, in exchange for a five-year, unsecured note of the Borrower; provided that (i) such loan shall be made only if the aggregate amount of the administration expense claims incurred in connection with the bankruptcy cases of Entertainment and its Subsidiaries exceeds $35,000,000, (ii) the proceeds of such loan are used exclusively to pay such administration expense claims, (iii) the principal amount of such loan shall be equal to the amount of such excess, less the aggregate principal amount of Loans made hereunder the proceeds of which are used to repay such administration expense claims and (iv) such loan shall bear interest at a rate equal to the Base Rate applicable to the Base Rate Loans hereunder.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that (i) includes one or more Excluded Persons; provided that the voting power of the Voting Stock of the Borrower "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the Voting Stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group or (ii) exists solely by virtue of the fact that the members of such group are parties to the Stockholders' Agreement.

         "Excluded Person" means Mr. Isaac Perlmutter or Mr. Avi Arad or any Person controlled by either or both of them.

765748.1  10/9/98  7:17p
                                        8

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Letters of Credit" means the letters of credit issued before the Closing Date pursuant to the Borrower's existing credit agreement and listed on Schedule 1.01 hereof.

         "Existing Panini Indebtedness" means the indebtedness of Panini outstanding on the date hereof pursuant to the Restructured Panini Loan Documents (as defined in the Plan of Reorganization).

         "Facility Request" has the meaning set forth in Section 5.30.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to UBS AG, Stamford Branch, on such day on such transactions, as determined by the Agent.

         "Fee Letter" means the fee letter with respect to this Agreement dated as of June 26, 1998 among the Borrower, the Agent and the Arranger.

         "Fiscal Quarter" means a fiscal quarter of the Borrower.

         "Fiscal Year" means a fiscal year of the Borrower.

         "Follow-on Securities Notice" has the meaning specified in Section
5.30.

         "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction, and conducting substantially all of its operations, outside of the United States, other than any such Subsidiary that shall have elected to be treated as a partnership or a branch of the Borrower or any U.S. Subsidiary for United States income tax purposes.

         "GAAP" means generally accepted accounting principles as in effect on the date hereof, applied on a basis consistent with the financial statements referred to in Section 4.04(a).

         "Government Obligor" means the United States federal government, any state government, any local government or, in each case, any subdivision thereof or any agency, department or instrumentality thereof.

765748.1  10/9/98  7:17p
                                        9

         "Group of Loans" means, at any time, a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to
Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by virtue of an agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) to reimburse a bank for amounts drawn under a letter of credit for the purpose of paying such Debt or other obligation or (iii) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantor" means, subject to Section 9.08, each Person who has executed this Agreement as a guarantor and each Person that shall have become a Guarantor pursuant to Section 5.27(d).

         "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives and by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "Indemnitee" has the meaning set forth in Section 10.03(b).

         "Initial Securities Request" has the meaning set forth in Section 5.30.

         "Interest Coverage Ratio" means at any date the ratio of (i) Consolidated EBITDA for the four consecutive Fiscal Quarters most recently ended on or prior to such date to (ii) Consolidated Interest Expense for such period.

         "Interest Period" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one month thereafter, provided that:

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                                       10

                            (a) any Interest Period which would otherwise end on
                  a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                            (b) any Interest Period which begins on the last
                  Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro- Dollar Business Day of a calendar month; and

                            (c) any Interest Period which would otherwise end
                  after the Termination Date shall end on the Termination Date.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

         "Lender" means (i) each Lender listed on the Commitment Schedule, (ii) each Assignee which becomes a Lender pursuant to Section 10.06(c) and (iii) their respective successors.

         "Lender Parties" means the Lenders and the Agent.

         "Leverage Ratio" means, at any date, the ratio of (i) Consolidated Debt at such date to (ii) Consolidated EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date, provided that if the Fiscal Quarter most recently ended on or prior to such date ended on December 31, 1998, March 31, 1999 or June 30, 1999, Consolidated EBITDA shall be determined on an Annualized basis.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in respect of such asset. For purposes hereof, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a loan made by a Lender pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal

765748.1  10/9/98  7:17p
                                       11
amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "Loan Documents" means this Agreement, the Notes and the Collateral Documents.

         "Lockbox Account" means a lockbox account that has been irrevocably assigned to the Collateral Agent pursuant to a Lockbox Letter.

         "Lockbox Letter" has the meaning set forth in the Security Agreement.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.04(b).

         "Major Casualty Proceeds" means (i) the aggregate insurance proceeds received in connection with one or more related events by the Borrower and its Subsidiaries and/or the Collateral Agent under any insurance policy maintained by the Borrower or any of its Subsidiaries or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Borrower and its Subsidiaries, if the amount of such aggregate insurance proceeds or award or other compensation exceeds $100,000.

         "Material Adverse Effect" means (i) any material adverse effect upon the condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower and its Subsidiaries, taken as a whole; (ii) a material adverse effect on the ability of any Obligor or any other Person to consummate the transactions contemplated by this Agreement (including the Permanent Financing); (iii) a material adverse effect on the ability of any Obligor to perform under this Agreement and the Notes and the other Loan Documents; or (iv) a material adverse effect on the rights and remedies of the Agent and the Lenders under this Agreement and the other Loan Documents.

         "Material Debt" means Debt (except Debt outstanding hereunder) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $2,500,000.

         "Material Financial Obligations" means a principal or face amount of Debt (other than the Loans) and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $2,500,000.

         "Material Plan" means, at any time, a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.

         "Merger" means the merger of Acquisition Sub with and into Entertainment, with Entertainment as the surviving corporation.

765748.1  10/9/98  7:17p
                                       12

         "Merger Agreement" means the Agreement and Plan of Merger dated as of August 12, 1998 among Entertainment, the Borrower and Acquisition Sub.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Mortgage" means each mortgage or deed of trust, in form and substance reasonably satisfactory to the Agent, between any Obligor party thereto, as mortgagor or trustor, and the Agent, as mortgagee or beneficiary, entered into pursuant hereto, in each case as amended from time to time.

         "Multiemployer Plan" means, at any time, an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Net Cash Proceeds" means, with respect to any Reduction Event, an amount (not less than zero) equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Reduction Event (including any cash proceeds received as interest or similar income or other proceeds of any noncash proceeds of any Asset Sale), less (a) any fees, costs and expenses reasonably incurred by such Person in respect of such Reduction Event, (b) if such Reduction Event is an Asset Sale, (i) the amount of any Debt secured by a Lien on any asset disposed of in such Asset Sale and required to be, and actually, discharged from the proceeds thereof and (ii) any taxes actually paid or to be payable by such Person (as estimated by the senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Asset Sale and (c) if such Reduction Event is the receipt of Major Casualty Proceeds and if the Borrower shall have notified the Agent within 30 days after the receipt of such Major Casualty Proceeds of its intent to use some or all of such Major Casualty Proceeds to repair or replace the affected assets within 180 days after the receipt thereof, the amount so specified by the Borrower; provided that the portion of the Net Cash Proceeds not so used in such 180-day period shall be deemed to have been received and shall be applied to prepayments required under Section 2.03(b) on such 180th day; provided, further, that Major Casualty Proceeds in excess of $1,000,000 shall be held and dispensed by the Agent in accordance with Section 5 of the Security Agreement.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the Borrower's obligation to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.05(a).

765748.1  10/9/98  7:17p
                                       13

         "Obligor" means the Borrower and each Guarantor.

         "Outstanding Amount" means, with respect to any Lender at any time, the aggregate outstanding principal amount of its Loans determined at such time after giving effect to any prior assignments by or to such Lender pursuant to
Section 10.06(c).

         "Panini" means Panini S.p.A., an Italian corporation and a wholly-owned subsidiary of Entertainment.

         "Panini Entities" means Panini and its direct and indirect
Subsidiaries.

         "Panini Guaranty" means the Guaranty Agreement dated as of the date hereof by the Panini Guarantors in favor of The Chase Manhattan Bank, as agent on behalf of the holders of the Restructured Panini Indebtedness, pursuant to which the Panini Guarantors guarantee payment in full of the Restructured Panini Indebtedness and are liable in respect of such Restructured Panini Indebtedness in a maximum aggregate amount of $40,000,000 (before giving effect to the Panini Guaranty Effective Date Payment).

         "Panini Guaranty Effective Date Payment" means the $13,000,000 cash payment by the Borrower to the holders of the Existing Panini Indebtedness on the effective date of the Plan of Reorganization, which payment shall be made pursuant to and in accordance with the Panini Guaranty and shall reduce the obligations of the Panini Guarantors under the Panini Guaranty.

         "Panini Guarantors" means the Borrower, Entertainment, Fleer Corp., The Asher Candy Company, Frank H. Fleer Corp., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Characters, Inc., Marvel Direct Marketing, Inc. and Skybox International, Inc.

         "Panini Indemnification Agreement" means the Indemnification Agreement dated as of the date hereof by the Panini Guarantors in favor of the Panini Entities and their respective successors and assigns.

         "Panini Pledge Agreement" means the Pledge Agreement dated as of the date hereof between the Borrower and The Chase Manhattan Bank, as agent, pursuant to which Entertainment has pledged 66% of the issued and outstanding common stock of Panini held by it to secure the Restructured Panini Indebtedness.

         "Parent" means, with respect to any Lender, any Person controlling such Lender.

         "Participant" has the meaning set forth in Section 10.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

765748.1  10/9/98  7:17p
                                       14

         "Permanent Financing" means (i) the Permitted Notes and/or (ii) the Permitted Bank Facility.

         "Permitted Bank Facility" means a loan facility the proceeds of which are used exclusively to refinance (or together with an issuance of Permitted Notes, to refinance) the Notes in their entirety and to pay fees and expenses incurred in connection with such loan facility.

         "Permitted Notes" means unsecured notes of the Borrower the proceeds of which are used exclusively to refinance the Notes or any portion thereof and to pay fees and expenses incurred in connection with the issuance of such notes.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pinnacle Acquisition" means the acquisition by the Borrower on or prior to October 30, 1998 of all or substantially all of the assets of Pinnacle Brands Inc. and its subsidiaries; provided that the aggregate consideration therefor does not exceed $3,000,000.

         "Plan" means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Plan of Reorganization" means the Fourth Amended Joint Plan of Reorganization Proposed by the Secured Lenders and Toy Biz, Inc. approved by the United States District Court for the District of Delaware on July 31, 1998, as amended by the Order Approving Technical Amendments to the Fourth Amended Joint Plan of Reorganization Proposed by the Secured Lenders and the Toy Biz, Inc. approved by the United States District Court for the District of Delaware on September 17, 1998.

         "Preferred Stock" means the Borrower's 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share.

         "Prime Rate" means the rate of interest publicly announced by UBS AG, Stamford Branch in Stamford, Connecticut from time to time as its Prime Rate.

765748.1  10/9/98  7:17p
                                       15

         "Property Insurance Policy" means any insurance policy maintained by the Borrower or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption.

         "Quarterly Payment Dates" means each March 31, June 30, September 30 and December 31.

         "Reduction Event" means (i) any Asset Sale; (ii) receipt of Major Casualty Proceeds; (iii) incurrence after the Closing Date of any Debt by the Borrower or any of its Subsidiaries (including the Permanent Financing), other than Debt referred to in clauses (i) through (iv), inclusive, and clause (vi) of
Section 5.10 or (iv) any Securities Issuance after the Closing Date.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Closing Date among the Borrower and certain holders of its capital stock.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Lenders" means, at any time, Lenders having at least a majority in aggregate amount of the Credit Exposures at such time.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock of the same class, and having the same terms, as the capital stock on which such dividends are paid), (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion) or (iii) any repayment or prepayment of the principal of, or any purchase, redemption, retirement or acquisition of, all or any portion of the Excess Administration Claims Loan.

         "Restructured Panini Indebtedness" means the Existing Panini Indebtedness, as such indebtedness is restructured in accordance with, and upon the consummation of, the Plan of Reorganization.

         "Reuters Screen LIBO Page" has the meaning set forth in Section
2.04(b).

         "Revolving Credit Agreement" means the $50,000,000 Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the lenders party thereto, the issuers referred to therein and UBS AG, Stamford Branch, as agent for such lenders, as amended from time to time.

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                                       16

         "Revolving Documents" means the Revolving Credit Agreement, the Revolving Notes and all other agreements and documents entered into by the Borrower or any Subsidiary in connection therewith.

         "Revolving Loans" means loans made to the Borrower under the Revolving Credit Agreement.

         "Revolving Notes" means notes issued by the Borrower under the Revolving Credit Agreement.

         "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold, assigned, transferred or otherwise disposed of by the Borrower or any of its Subsidiaries to such Person with the intention of entering into such a lease.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies or any successor thereto.

         "SEC" means the Securities and Exchange Commission.

         "Secured Parties" has the meaning set forth in the Security Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Issuance" means (i) any issuance and sale in a public or private offering or in a private placement of (x) debt securities (whether senior, senior subordinated, subordinated or otherwise), including the Permanent Financing, or (y) equity securities, in each case by the Borrower or any of its Subsidiaries and (ii) any exercise by any party of warrants to acquire any securities of the Borrower or any of its Subsidiaries.

         "Security Agreement" means the Security Agreement dated as of the Closing Date among the Borrower, the Guarantors and the Agent, substantially in the form of Exhibit B hereto, as amended from time to time.

         "Stockholders' Agreement" means the agreement, dated as of the Closing Date, among the Company, the secured creditors of Entertainment party thereto, Mr. Isaac Perlmutter and certain of his affiliates, Mr. Avi Arad and the affiliates of Mr. Mark Dickstein party thereto.

         "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise specified, "Subsidiary" means a

765748.1  10/9/98  7:17p
                                       17

Subsidiary of the Borrower; provided that none of the Panini Entities shall be considered to be a Subsidiary of the Borrower for any purpose hereunder.

         "Take-Out Banks" means one or more banks, reasonably satisfactory to the Lenders, engaged by the Borrower to place the Take-Out Securities, the proceeds of which will be used to prepay in whole or in part the Loans pursuant to Section 2.03.

         "Take-Out Securities" has the meaning set forth in Section 5.30.

         "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P's Ratings Services and at least P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000 or (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above; provided in each case that such Investment matures within one year after it is acquired by the Borrower or a Subsidiary.

         "Termination Date" means the earlier of (i) September 27, 1999 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day or (ii) the closing date of the Permanent Financing.

         "Transaction Documents" means the Merger Agreement, the Panini Guarantee, the Panini Indemnification Agreement, the Stockholders' Agreement, the Warrant Agreements, the Preferred Stock and all related or ancillary documents, instruments or agreements to be executed in connection therewith.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America.

         "U.S. Subsidiary" means a Subsidiary other than a Foreign Subsidiary.

         "Voting Stock" means, with respect to any Person, securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so

765748.1  10/9/98  7:17p
                                       18
long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the board of directors of such Person.

         "Warrant Agreements" means (i) the Warrant Agreement dated as of the Closing Date relating to four-year warrants (referred to in the Plan of Reorganization as "Plan Warrants") to purchase up to 1,750,000 shares of common stock of the Borrower; (ii) the Warrant Agreement dated as the Closing Date relating to three-year warrants (referred to in the Plan of Reorganization as "Stockholder Series A Warrants") to purchase 4,000,000 shares of common stock of the Borrower; (iii) the Warrant Agreement dated as of the Closing Date relating to six-month warrants (referred to in the Plan of Reorganization as "Stockholder Series B Warrants") to purchase 3,000,000 shares of Preferred Stock of the Borrower; and (iv) the Warrant Agreement dated as of the Closing Date relating to four-year warrants (referred to in the Plan of Reorganization as "Stockholder Series C. Warrants") to purchase 7,000,000 shares of common stock of the Borrower.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP.



                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to make Loans to the Borrower pursuant to this Section on the Closing Date in an aggregate principal amount not to exceed such Lender's Commitment. Each Borrowing hereunder shall be in an aggregate amount of $25,000,000 or any larger multiple of $5,000,000 and shall be made from the Lenders ratably in proportion to their respective Commitments. The Loans are not revolving in nature and any Loans repaid or prepaid may not be reborrowed.

         SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Agent notice (the "Notice of Borrowing") not later than 10:30 A.M. (Stamford, Connecticut time) on (x) the Closing Date, if all Loans are to be made as Base Rate Loans and (y) the third Euro-Dollar Business Day before the Closing Date, if any Loans are to be made as Euro-Dollar Loans, specifying:

                       (i) the Closing Date, which shall be a Domestic Business
                  Day, if all Loans are to be made as Base Rate Loans, or a Euro-Dollar Business Day, if any Loans are to be made as Euro-Dollar Loans;

                       (ii) the aggregate amount of each Borrowing; and

765748.1  10/9/98  7:17p
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




                       (iii) whether the Loans comprising such Borrowing are to
                  bear interest initially at the Base Rate or the Euro-Dollar Rate.

In no event shall the total number of Groups of Loans comprised of Euro-Dollar Borrowings at any one time outstanding exceed three.

         (b) Promptly after receiving the Notice of Borrowing, the Agent shall notify each Lender of the contents thereof and of such Lender's ratable share of each Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (c) Not later than 12:00 Noon (Stamford, Connecticut time) on the Closing Date, each Lender shall make available its ratable share of each Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 10.01. Unless the Agent determines that any applicable condition specified in Section 3.01 or 3.02 has not been satisfied, the Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

          (d) Unless the Agent shall have received notice from a Lender before the date of the Borrowings that such Lender will not make available to the Agent such Lender's share of the Borrowings, the Agent may assume that such Lender has made such share available to the Agent on the date of the Borrowings in accordance with Section 2.02(c) and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) if such amount is repaid by the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable to such Borrowing pursuant to Section 2.04 and (ii) if such amount is repaid by such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, the Borrower shall not be required to repay such amount and the amount so repaid by such Lender shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

         SECTION 2.03. Maturity of Loans, Mandatory Prepayments. (a) Each Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

          (b) If the Borrower or any of its Subsidiaries receives any Net Cash Proceeds in respect of any Reduction Event, the Borrower shall (i) immediately upon receipt of Net Cash Proceeds of the Permanent Financing (or any portion thereof) or any Securities Issuance or (ii) as soon as possible but, in any event, within two days of the Borrower's receipt of Net Cash Proceeds from sources other than those referred to in clause (i),

765748.1  10/9/98  7:17p
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



prepay Loans in an amount equal to such Net Cash Proceeds; provided that such Net Cash Proceeds shall be applied first, to the prepayment of Base Rate Loans and second, to the prepayment of Euro-Dollar Loans and, provided further that if any prepayment of Euro- Dollar Loans on account of any Asset Sale would otherwise be required to be made under this subsection (b) on a day other than the last day of the Interest Period then applicable to such Euro-Dollar Loans, then the Borrower may pay the amount required to be paid in respect of such Euro-Dollar Loans to the Agent, to be held in escrow by the Agent and invested in Temporary Cash Investments as the Borrower may direct, until the last day of such Interest Period, at which time such prepayment shall be made. The Borrower shall give the Agent at least one Domestic Business Day's notice of each prepayment of Base Rate Loans and at least three Euro-Dollar Business Day's notice of each prepayment of Euro-Dollar Loans required to be made pursuant to this subsection (b).

         (c) Promptly after receiving a notice of prepayment pursuant to this Section, the Agent shall notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment, and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.04. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of
(x) the Base Rate Margin for such day plus (y) the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to such Base Rate Loan for such day.

         (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of (x) the Euro-Dollar Margin for such day plus (y) the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" means, for any Interest Period, the arithmetic mean (rounded upward, if necessary, to the nearest 1/100 of 1%) of the offered rates for deposits in Dollars, for a period approximately equal to such Interest Period (or Overdue Period) and in an amount approximately equal to the average principal amount of the applicable Loans, quoted on the second Euro-Dollar Business Day prior to the first day of such Interest Period (or Overdue Period) as such rates appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the "LIBO" page on that service for the purpose of displaying

765748.1  10/9/98  7:17p
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



London interbank offered rates of major banks) ("Reuters Screen LIBO Page") as of 11:00 A.M. (London time) on such date.

          (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan on the day before such payment was due and (ii) the sum of 2% plus the rate applicable to Base Rate Loans for such day (or, if the circumstances described in clause 8.01(a) or (b) shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

          (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall promptly notify the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         SECTION 2.05. Method of Electing Interest Rates. (a) The Loans shall bear interest initially at the type of rate specified by the Borrower in the Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by a Group of Loans (subject to subsection (d) and the provisions of Article 8), as follows:

                       (i) if such Loans are Base Rate Loans, the Borrower may
                  elect to convert them to Euro-Dollar Loans as of any Euro-Dollar Business Day, and

                       (ii) if such Loans are Euro-Dollar Loans, the Borrower
                  may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.10 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent not later than 10:30 A.M. (Stamford, Connecticut time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $25,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

          (b)   Each Notice of Interest Rate Election shall specify:


         765748.1 10/9/98 7:17p 22

                       (i) the Group of Loans (or portion thereof) to which such
                  notice applies;

                       (ii) the date on which the conversion or continuation
                  selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                       (iii) if the Loans comprising such Group are to be
                  converted, the new type of Loans.

         (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall notify each Lender of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

         (d) The Borrower shall not be entitled to elect to convert any Loans to, or continue any Loans for an additional Interest Period as, Euro-Dollar Loans if (i) the aggregate principal amount of the Group of Euro-Dollar Loans created or continued as a result of such election would be less than $25,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Agent.

         (e) If any Loan is converted to a different type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.

         SECTION 2.06. [Intentionally omitted].

         SECTION 2.07. Mandatory Termination of Commitments. The Commitments shall terminate on the earlier of (i) the Closing Date, immediately after giving effect to the making of the Loans to be made on the Closing Date and (ii) the close of business (New York City Time) on October 4, 1998.

         SECTION 2.08. Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.10, the Borrower may (i) upon at least one Domestic Business Day's notice to the Agent, prepay any Group of Base Rate Loans or (ii) upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $2,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with interest accrued thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Group of Loans. Loans (or portions thereof) that are prepaid may not be reborrowed.

         (b) Promptly after receiving a notice of prepayment pursuant to this Section, the Agent shall notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment, and such notice shall not thereafter be revocable by the Borrower.

765748.1  10/9/98  7:17p
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



         SECTION 2.09. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans not later than 12:00 Noon (Stamford, Connecticut time) on the date when due, in Federal or other funds immediately available in Stamford, Connecticut, to the Agent at its address specified in or pursuant to Section 10.01. The Agent will promptly distribute to each Lender its ratable share of each such payment received by the Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Loans or any payment of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Borrower notifies the Agent before the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance on such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

         SECTION 2.10. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (whether such payment or conversion is pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.04(c), or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loan after notice has been given to any Lender in accordance with Section 2.02(a), or 2.09, the Borrower shall reimburse each Lender within 15 days after written demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Lender shall have delivered to the Borrower a certificate setting forth in reasonable detail calculations of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.11. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap

765748.1  10/9/98  7:17p
                                       24

year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.12. Notes. (a) The Borrower's obligation to repay the Loans of each Lender shall be evidenced by a single Note payable to the order of such Lender for the account of its Applicable Lending Office.

         (b) Each Lender may, by notice to the Borrower and the Agent, request that the Borrower's obligation to repay such Lender's Loans of a particular type be evidenced by a separate Note. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it relates solely to Loans of the relevant type. Each reference in this Agreement to the "Note" of such Lender shall be deemed to refer to and include any or all of such Notes, as the context may require.

         (c) Promptly after it receives each Lender's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Lender. Each Lender shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that a Lender's failure to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.



                                    ARTICLE 3
                                   CONDITIONS

         SECTION 3.01. Closing. The Closing Date shall occur on the first date on which all the following conditions have been satisfied (or waived in accordance with Section 10.05), it being understood that with respect to the conditions set forth in clauses (b), (c), (g), (j), (k), (q) through (s) and (v) through (x), each Lender shall be deemed to have determined that such conditions have been satisfied unless the Agent shall have received notice from such Lender prior to the Closing Date that such Lender does not consider such conditions to have been satisfied (or, solely with respect to the conditions set forth in clauses (b), (c), (g), (s), (v) and (x), the Lenders shall not have received any documents referred to therein):

765748.1  10/9/98  7:17p
                                       25

         (a) the Agent shall have received a duly executed Note for the account of each Lender dated on or before the Closing Date and complying with the provisions of Section 2.12;

         (b) the Agent shall have received (i) an opinion of Battle Fowler LLP, counsel for the Obligors, substantially in the form of Exhibit C hereto and (ii) an opinion of William H. Hardie, III, General Counsel of the Borrower, substantially in the form of Exhibit D hereto, each dated the Closing Date and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

         (c) the Agent shall have received an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit E hereto, dated the Closing Date and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

         (d) the Agent shall have received duly executed counterparts of each of the Collateral Documents, together with (i) evidence satisfactory to the Agent of the effectiveness and perfection (to the extent required thereby) of the Liens contemplated thereby, including the filing of UCC-1's and the delivery of any promissory notes and stock certificates comprising the Collateral and (ii) opinions of Wolf, Block, Schorr and Solis-Cohen, special intellectual property counsel for the Obligors; Gallagher & Kennedy, special Arizona counsel for the Obligors; Smith, Stratton, Wise, Heher & Brennan, special New Jersey counsel for the Obligors; and Stoel Rives LLP, special Washington counsel for the Obligors, substantially in the forms of Exhibits F, G. H and I;

         (e) the Agent shall have received a true, complete and correct copy of each Transaction Document as in effect on the Closing Date, certified as such by a senior officer of the Borrower;

         (f) all conditions to the closing of the transactions contemplated by the Transaction Documents and the Plan of Reorganization to be consummated on the Closing Date as set forth in the Transaction Documents and the Plan of Reorganization shall have been satisfied (without waiver, amendment or modification, unless consented to by the Lenders), and all such transactions (including, without limitation, the consummation of the Merger) shall have been, or are being, consummated prior to or simultaneously with the Closing Date;

         (g) the Agent shall have received each opinion, report and other document required to be delivered by any Person pursuant to the Transaction Documents on the Closing Date, with a letter from each Person delivering any such opinion, report and other document authorizing reliance thereon by the Agent and the Lenders, all in form and substance satisfactory to the Lenders;


765748.1  10/9/98  7:17p
                                       26

         (h) the fact that, and receipt by the Agent of a certificate of the chief executive officer or chief financial officer of the Borrower to the effect that, (x) the Borrower shall have received cash proceeds of not less than $90,000,000 from the issuance of the Preferred Stock, (y) the Revolving Credit Agreement and the other Revolving Documents shall have been executed and delivered by the parties thereto and shall be in full force and effect and all conditions to the closing thereunder shall have been satisfied and (z) on the Closing Date, after giving effect to the consummation of transactions contemplated by the Transaction Documents and the Plan of Reorganization, to be consummated on the Closing Date (1) no Default shall have occurred and be continuing and (2) the representations and warranties of the Obligors contained in the Loan Documents are true and correct on and as of the Closing Date;

         (i) There shall not have occurred a material adverse change in the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries, taken as a whole, since June 30, 1998;

         (j) the Agent shall have received evidence satisfactory to the Lenders of the insurance coverage required by Section 5.03(b) and the Collateral Documents;

         (k) there shall be no litigation or administrative proceedings or other legal or regulatory developments, actual or threatened in writing, that, in the judgment of the Lenders, (i) could reasonably be expected to have a Material Adverse Effect, or (ii) would be materially inconsistent with the assumptions underlying the forecasts provided to the Agent prior to June 26, 1998;

         (l) (i) all outstanding Debt and other obligations owed by the Borrower or any of its Subsidiaries contemplated by the Plan of Reorganization or the Transaction Documents to be repaid on or prior to the Closing Date shall have been repaid or arrangements satisfactory to the Agent for the repayment thereof shall have been made, (ii) all commitments in respect thereof shall have been terminated or arrangements satisfactory to the Agent for the termination thereof shall have been made and (iii) all Liens securing such obligations and all Guarantees thereof shall have been released or arrangements satisfactory to the Agent for such release shall have been made;

         (m) the Lenders shall be reasonably satisfied in all respects (i) with the terms and conditions of any Debt or other obligations owed by the Borrower or any of its Subsidiaries to remain outstanding after the Closing Date and (ii) that the Borrower and its Subsidiaries are not subject to contractual or other restrictions that would be violated by the contemplated transactions, including the granting of security interests and guarantees and payment of dividends by Subsidiaries;

         (n) (i) all anti-trust and other governmental, shareholder and third party consents and approvals necessary or, to the extent requested by the Agent in writing, reasonably desirable, in connection with the Plan of Reorganization and the related transactions contemplated hereby shall have been obtained and all applicable waiting periods shall have

765748.1  10/9/98  7:17p
                                       27
expired without any action to affect the Plan of Reorganization and (ii) the confirmation order with respect to the Plan of Reorganization shall have been duly entered, shall not have been modified except as disclosed in writing to the Lenders prior to the date hereof and shall be in full force and effect;

         (o) the fact that (i) there shall not be any disruption or change in financial, banking or capital markets or in the regulatory environment after September 15, 1998 that in the good faith judgment of the Agent or the Arranger could adversely affect the syndication of the Commitments or the Loans and (ii) the Borrower shall have cooperated with syndication efforts, including, without limitation, by promptly providing the Agent, the Arranger, their respective affiliates and the Lenders with all information reasonably deemed necessary to complete successfully such syndication;

         (p) receipt by the Agent and the Lenders of all reasonable costs, fees, expenses and other amounts (including, without limitation, reasonable legal fees and expenses and other compensation payable to any of the foregoing on or prior to the Closing Date in connection with the Loan Documents;

         (q) there shall be no facts, events or circumstances which are inconsistent with the written information provided to the Agent or the Arranger prior to June 26, 1998 that come to the attention of the Lenders after such date and which, in their good faith determination, materially adversely affect the business, debt service capacity, tax position, or financial condition, operations or prospects of the Borrower and its Subsidiaries, taken as a whole, or the consummation of the transactions contemplated hereby;

         (r) the Lenders shall be reasonably satisfied with the status of all labor, tax, employee benefit and health and safety matters involving the Borrower and its Subsidiaries;

         (s) (i) the Lenders shall have received the most recently completed audited consolidated and unaudited consolidating balance sheets of, and related audited consolidated and unaudited consolidating statements of income, stockholders' equity and cash flows for the Borrower and Entertainment, which financial statements shall not be materially inconsistent with the forecasts for such periods provided to the Agent prior to June 26, 1998;

              (ii) the Lenders shall have received (x) a pro forma consolidated balance sheet and the related pro forma consolidated statements of income and cash flows of the Borrower and its Consolidated Subsidiaries as of June 30, 1998 and for the six months then ended and (y) pro forma consolidated statements of income and cash flows of the Borrower and its Consolidated Subsidiaries for the Fiscal Year ended December 31, 1997, in each case giving effect to the consummation of the transactions contemplated by the Plan of Reorganization and the Transaction Documents to be consummated on or prior to the Closing Date and all related

765748.1  10/9/98  7:17p
                                       28
transactions, which pro forma financial statements shall be reasonably satisfactory to the Lenders;

              (iii) the Lenders shall have received projected consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1998, December 31, 1999, December 31, 2000 and December 31, 2001 and projected quarterly statements of income and cash flow for each of the Fiscal Years then to be ended, which projections shall (A) be prepared by the Borrower in good faith on the basis of information and assumptions that the Borrower believes to be reasonable as of the date of such projections, (B) be reasonably satisfactory to the Lenders and
         (C) demonstrate that the financial covenants set forth in Sections 5.11 through 5.15 shall be satisfied;

              (iv) the Lenders shall have received a detailed financial model for the Fiscal Years through 2001, which shall be in form and substance satisfactory to the Lenders; and

              (v) the Lenders shall be satisfied after the receipt of the information provided pursuant to clauses (i), (ii) and (iii) above that in their reasonable judgment the amount of committed and existing financing available to the Borrower shall be sufficient to meet the ongoing financing needs of the Borrower;

         (t) there shall exist no event of default (or condition which would constitute an event of default with the giving of notice or the passage of time or both) under any capital stock, financing agreements, lease agreements or other contracts which could reasonably be expected to have a Material Adverse Effect;

         (u) All material contracts of the Borrower and its Subsidiaries (including, without limitation, material licensing contracts) and the treatment thereof (including, without limitation, any rejection, assumption or renegotiation thereof) in connection with the consummation of the Plan of Reorganization shall be reasonably satisfactory to the Lenders;

         (v) the Lenders shall have completed their due diligence inspection, testing and review of the assets and liabilities of the Borrower and its Subsidiaries and shall be reasonably satisfied with the results thereof in all respects;

         (w) the Borrower shall have engaged the Take-Out Banks and shall have used its best efforts to prepare an offering memorandum relating to the issuance and sale of the Take-Out Securities;

         (x) all other documentation, including, without limitation, any employment agreement, management compensation arrangement, insurance or other financing arrangement of the Borrower and its Subsidiaries shall be reasonably satisfactory in form and substance to the Lenders;

765748.1  10/9/98  7:17p
                                       29

         (y) the Agent shall have received all documents the Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

Promptly upon the occurrence of the Closing Date, the Agent shall notify the Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. The Borrowings. The obligation of any Lender to make a Loan on the Closing Date, is subject to the satisfaction of the following conditions:

         (a) the fact that the Closing Date shall have occurred on or before October 4, 1998:

         (b) receipt by the Agent of the Notice of Borrowing as required by
Section 2.02;

         (c) the fact that, immediately before and after the Borrowings, no Default shall have occurred and be continuing; and

         (d) the fact that the representations and warranties of the Obligors contained the Loan Documents shall be true on and as of the Closing Date.

The Borrowings hereunder shall be deemed to be a representation and warranty by the Borrower and, with respect to itself only, each Guarantor on the Closing Date as to the facts specified in the foregoing clauses 3.02(c) and 3.02(d).



                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants, and each Guarantor represents and warrants, with respect to itself only, that:

         SECTION 4.01. Corporate Existence and Power. The Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has all corporate powers and
(iii) has all material governmental licenses, consents, authorizations and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Obligor of each Loan Document to

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                                       30
which it is a party are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than as have been obtained) and do not contravene, or constitute a default under, any material provision of applicable law or regulation or any provision of such Obligor's certificate of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Subsidiary or result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.

         SECTION 4.03. Binding Effect; Liens. (a) (i) Each Loan Document (other than the Notes) to which any Obligor is a party constitutes a valid and binding agreement of such Obligor and (ii) each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in the case of both clause (i) and clause (ii) enforceable in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to equitable principles of general applicability.

         (b) The Collateral Documents create valid security interests in, and, in the case of the Mortgages, if any, first mortgage Liens on, the Collateral purported to be covered thereby, which security interests and mortgage Liens are and will remain perfected security interests and mortgage Liens, prior to all other Liens (other than Liens permitted hereunder that do not secure Debt which ranks senior to such security interests and mortgage Liens arising by operation of law).

         SECTION 4.04. Financial Information. (a) The consolidated and consolidating balance sheets of Entertainment and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the Fiscal Year then ended, which consolidated statements have been reported on by Ernst & Young and set forth in Entertainment's 1997 Form 10-K/A, and which consolidating statements have been delivered to the Lenders prior to the date hereof, fairly present, in conformity with GAAP, the consolidated and consolidating financial position of Entertainment and its Consolidated Subsidiaries as of such date and their consolidated and consolidating results of operations and cash flows for such Fiscal Year.

         (b) The unaudited consolidated and consolidating balance sheets of Entertainment and its Consolidated Subsidiaries as of June 30, 1998 and the related unaudited consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the six months then ended, which consolidated statements have been set forth in Entertainment's Latest Form 10-Q, and which consolidating statements have been delivered to the Lenders prior to the date hereof, fairly present, on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated and consolidating financial position of Entertainment and its Consolidated Subsidiaries as of such date and their consolidated and consolidating results of operations and cash flows for such six month period (subject to normal year-end adjustments).

765748.1  10/9/98  7:17p
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




         (c) The consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 1997 and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the Fiscal Year then ended, which consolidated statements have been reported on by Ernst & Young and set forth in the Borrower's 1997 Form 10-K, and which consolidating statements have been delivered to the Lenders prior to the date hereof, fairly present, in conformity with GAAP, the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated and consolidating results of operations and cash flows for such Fiscal year.

         (d) The unaudited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of June 30, 1998 and the related unaudited consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the six months then ended, which consolidated statements have been set forth in the Borrower's Latest Form 10-Q, and which consolidating statements have been delivered to the Lenders prior to the date hereof, fairly present, on a basis consistent with the financial statements referred to Section 4.04(c), the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated and consolidating results of operations and cash flows for such six month period (subject to normal year-end adjustments).

         (e) Since June 30, 1998 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the Borrower's knowledge threatened against or affecting, the Borrower or any Subsidiary before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which (i) could have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of the Loan Documents or the Transaction Documents.

         SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred liabilities in an aggregate amount in excess of $1,000,000 under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

765748.1  10/9/98  7:17p
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



         SECTION 4.07. Environmental Matters. (a) Except to the extent that the liabilities of the Borrower and its Subsidiaries, taken as a whole, relating to or resulting from the matters referred to in clauses (i) through (vi) below, inclusive, would not reasonably be expected to exceed $250,000 for any one occurrence or $1,000,000 in the aggregate:

              (i) no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to the Borrower's knowledge threatened by any governmental or other entity, relating to the Borrower or any Subsidiary and relating to or arising out of any Environmental Law;

              (ii) there are no liabilities of the Borrower or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under or relating to any Environmental Law, and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability;

              (iii) no polychlorinated biphenyls, radioactive material, lead, lead paint, asbestos-containing material, incinerator, sump, surface impoundment, lagoon, landfill, septic, wastewater treatment or other disposal system or underground storage tank (active or inactive) is or has been present at any property now or previously owned, operated or leased by the Borrower or any Subsidiary;

              (iv) no Hazardous Substance has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on or under any property now or previously owned, operated or leased by the Borrower or any Subsidiary;

              (v) no property now or previously owned, leased or operated by the Borrower or any Subsidiary nor any property to which the Borrower or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances, is listed or, to the Borrower's knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up; and

              (vi) the Borrower and its Subsidiaries are in compliance with all Environmental Laws and have obtained and are in compliance with all permits, licenses, authorizations, certificates and approvals of governmental authorities relating to or required by Environmental Laws and necessary or proper for the business of the Borrower or any Subsidiary as currently conducted.

         (b) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Borrower has knowledge in relation to the current

765748.1  10/9/98  7:17p
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



or prior business of the Borrower or any Subsidiary or any property or facility now or previously owned, leased or operated by the Borrower or any Subsidiary, which has not been delivered to the Lenders at least five days prior to the date hereof.

         (c) For purposes of this Section, the terms "Borrower" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Borrower or any Subsidiary.

         SECTION 4.08. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed (other than any returns for which an unexpired extension has been granted) by them and have paid all taxes due pursuant to such returns (or extensions) or pursuant to any assessment received by the Borrower or any Subsidiary, except to the extent that any such assessment is being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the Borrower's opinion, adequate.

         SECTION 4.09. Subsidiaries. (a) Schedule 4.09 sets forth a list of all the Subsidiaries of the Borrower on the Closing Date, after giving effect to the consummation of the transaction contemplated by the Plan of Reorganization and the Transaction Documents to be consummated on or prior to the Closing Date. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and has all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         (b) After giving effect to the consummation of the transactions contemplated by the Plan of Reorganization and the Transaction Documents to be consummated on or prior to the Closing Date, neither the Borrower nor any of its Subsidiaries has or will have any U.S. Subsidiaries with assets having a fair market value of $1,000 or more that are not Guarantors.

         SECTION 4.10. No Regulatory Restrictions on Borrowing. No Obligor is
(i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         SECTION 4.11. Full Disclosure. All information heretofore furnished by any Obligor to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by any Obligor to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed or made available to the Lenders in writing any and all facts which have materially and adversely affected, or could reasonably be expected to materially and

765748.1  10/9/98  7:17p
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



adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the Obligors' ability to perform their obligations under the Loan Documents.

         SECTION 4.12. Representations in Collateral Documents True and Correct. Each of the representations and warranties of any Obligor contained in any Collateral Document is true and correct.

         SECTION 4.13. Pro Forma and Projected Financial Information. (a) The pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of June 30, 1998 and the related pro forma consolidated statements of income and cash flows for the six months then ended, in each case delivered to the Lenders pursuant to Section 3.01(s)(ii) hereof, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in
Section 4.04(c), the pro forma consolidated financial position of the Borrower and its Subsidiaries as of such date and their pro forma consolidated results of operations and cash flows for the six months then ended (subject to normal year-end adjustments), adjusted to give effect (as if such events had occurred on such date, in the case of such balance sheet, or on the first day of such period, in the case of such statements of income and cash flows) to (i) the transactions contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents to occur on or prior to the Closing Date, (ii) the application of the proceeds therefrom as contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents and (iii) the payment of all legal, accounting and other fees related thereto.

         (b) The pro forma consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1997 delivered to the Lenders pursuant to Section 3.01(s)(ii) hereof fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.04(c), the pro forma consolidated results of operations and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, adjusted to give effect (as if such events had occurred at the beginning of such Fiscal Year) to (i) the transactions contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents to occur on the Closing Date, (ii) the application of the proceeds therefrom as contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents and (iii) the payment of all legal, accounting and other fees related thereto.

         (c) As of June 30, 1998 and the Closing Date, after giving effect to
(i) the transactions contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents to occur on the Closing Date, (ii) the application of the proceeds therefrom as contemplated by this Agreement, the Plan of Reorganization and the Transaction Documents and (iii) the payment of all legal, accounting and other fees related thereto, the Borrower and its Subsidiaries had and have no material liabilities, contingent or otherwise, including liabilities for taxes, long-term leases or forward or long-term commitments, which are not properly reflected on the balance sheet referred to in clause

765748.1  10/9/98  7:17p
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



(a) above, as delivered to the Lenders pursuant to Section 3.01(s)(ii) hereof, or described in Borrower's Latest 10-Q or Entertainment's Latest 10-Q.

         (d) The projections delivered to the Lenders pursuant to Section 3.01(s)(iii) hereof (the "Projections") were based on assumptions believed by the Borrower in good faith to be reasonable when made and as of their date represented the Borrower's good faith estimate of future performance of the Borrower and its Subsidiaries.

         (e) Since June 30, 1998, no event has occurred and no condition has come into existence which has had, or is reasonably likely to have, a Material Adverse Effect.

         SECTION 4.14. Labor Matters. There are no strikes or other labor disputes pending, or to the best knowledge of the Borrower threatened, against the Borrower or any of its Subsidiaries. Hours worked and payments made to the employees of the Borrower and its Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against any of them, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on their books.

         SECTION 4.15. Intellectual Property. The Borrower and each of its Subsidiaries owns or possesses or holds under valid licenses all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights that are necessary for the operation of their respective properties and businesses, and neither the Borrower nor any of its Subsidiaries is in material violation of any material provision thereof. The Borrower and its Subsidiaries conduct their business without material infringement or claim of material infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or any other intellectual property right of others and there is no material infringement or claim of material infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Borrower and its Subsidiaries.

         SECTION 4.16. Solvency. As of the Closing Date after giving effect to the transactions contemplated hereby, by the Plan of Reorganization and by the Transaction Documents to occur on the Closing Date, and at all times thereafter:
(i) the aggregate fair market value of the assets of each Obligor will exceed its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) each Obligor will have sufficient cash flow to enable it to pay its debts as they mature and (iii) no Obligor will have unreasonably small capital for the business in which it is engaged.

         SECTION 4.17. Representations in Transaction Documents True and Correct. As of the dates when made and as of the Closing Date, each representation and warranty of any Obligor party thereto contained in any Transaction Documents is true and correct. The Transaction Documents have not as of the Closing Date been modified or amended in

765748.1  10/9/98  7:17p
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



any respect and no provision or condition contained therein has been waived, except with the express written consent of the Required Lenders.

         SECTION 4.18. Ownership of Properties. On and as of the Closing Date, the Borrower and its Subsidiaries are the lawful owners of, have good and marketable title to and are in lawful possession of, or have valid leasehold interests in, or, to the extent such properties constitute intellectual property, have the rights therein described in Section 4.15 hereof, in all properties and other assets (real or personal, tangible, intangible or mixed) purported to be owned or leased (as the case may be) by them on the pro forma balance sheet referred to in Section 4.13(a). None of the properties and assets of the Borrower and its Subsidiaries is subject to any Lien (other than the Liens created under the Collateral Documents and other Liens permitted under
Section 5.09).

         SECTION 4.19. No Burdensome Restrictions. No contract, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which any of their property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation could reasonably be expected to have Material Adverse Effect.

         SECTION 4.20.  No Default.  No Default has occurred and is continuing.

         SECTION 4.21. Compliance with Laws. The Borrower and its Subsidiaries are in compliance, in all material respects, with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is being contested in good faith by appropriate proceedings.

         SECTION 4.22. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of the computer systems of the Borrower and its Subsidiaries and material equipment containing embedded microchips (including systems and material equipment supplied by others) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 1, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement, to be sufficient to permit the Borrower and its Subsidiaries to conduct their businesses without Material Adverse Effect.

         SECTION 4.23. Limited Liability for Obligations of Panini Entities. Except as expressly set forth in the Panini Guaranty and the Panini Indemnification Agreement and

765748.1  10/9/98  7:17p
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



except for transactions in the ordinary course of business after the Closing Date on an arms-length basis on terms as favorable to the Borrower or its Subsidiary as terms that could have been obtained from a third party who was not an Affiliate, none of the Borrower and its Subsidiaries has any liability in respect of any debt instrument, contract, agreement or other obligation of any of the Panini Entities.

                                    ARTICLE 5
                                    COVENANTS

         The Borrower agrees that, so long as any Lender has any Credit Exposure hereunder or any interest or fees accrued hereunder remain unpaid:

         SECTION 5.01. Information. The Borrower will deliver to each of the
Lenders:

              (a) as soon as available and in any event within 90 days after the end of each Fiscal Year (or if such 90th day is not a Domestic Business Day, the next succeeding Domestic Business Day), consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, such consolidated financial statements to be reported on in a manner acceptable to the SEC by Ernst & Young or other independent public accountants of nationally recognized standing, and such consolidating financial statements to be certified as to fairness of presentation and consistency with GAAP by the Borrower's chief financial officer or chief accounting officer;

              (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (or if such 45th day is not a Domestic Business Day, the next succeeding Domestic Business Day), consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter, the related consolidated and consolidating statements of income for such Fiscal Quarter and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in the case of each such statement of income, cash flows and changes in stockholders' equity in comparative form the figures for the corresponding period in the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency with GAAP by the Borrower's chief financial officer or chief accounting officer;

              (c) simultaneously with the delivery of each set of financial statements referred to in clauses 5.01(a) and 5.01(b) above, a certificate of the Borrower's chief financial officer or chief accounting officer (i) setting forth in reasonable detail (x) the calculations required to establish whether the Borrower was in

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



         compliance with the requirements of Sections 5.09 to 5.18, inclusive, on the date of such financial statements and (y) a calculation of the Leverage Ratio as of the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

              (d) simultaneously with the delivery of each set of financial statements referred to in clause 5.01(a) above, a statement of the firm of independent public accountants which reported on such statements (i) stating whether anything has come to their attention to cause them to believe that any Event of Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause 5.01(c) above;

              (e) prior to the end of each Fiscal Year, copies of monthly operating budgets for the next Fiscal Year and quarterly operating budgets for all succeeding Fiscal Years through the Fiscal Year ending December 31, 2001;

              (f) [Intentionally Omitted].

              (g) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the Borrower's chief financial officer or chief accounting officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

              (h) as soon as reasonably practicable after any officer of the Borrower obtains knowledge thereof, notice of any event or condition which has had or threatens to have a Material Adverse Effect and the nature of such Material Adverse Effect;

              (i) as soon as reasonably practicable after any officer of the Borrower obtains knowledge of the commencement of, or of a threat of the commencement of, an action, suit or proceeding against the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could have a Material Adverse Effect or which questions the validity of the Loan Documents, a certificate of a senior financial officer of the Borrower setting forth the nature of such pending or threatened action, suit or proceeding and such additional information with respect thereto as may be reasonably requested by any Lender;

              (j) promptly after the mailing thereof to the Borrower's shareholders generally, copies of all financial statements, reports and proxy statements so mailed;

765748.1  10/9/98  7:17p
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




              (k) promptly after the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) filed by the Borrower with the SEC;

              (l) promptly after any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which could reasonably be expected to constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security, a certificate of the Borrower's chief financial officer or chief accounting officer setting forth details as to such occurrence and the action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

              (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries or any Guarantor as the Agent, at the request of any Lender, may reasonably request.

         SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same are contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual thereof.

765748.1  10/9/98  7:17p
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



         SECTION 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

         (b) The Borrower will, and will cause each Subsidiary to, maintain (either in the Borrower's name or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective real and personal property including, without limitation, inventory and equipment in at least such amounts, with no greater risk retention and against at least such risks as are usually maintained, retained or insured against in the same general area by companies of established repute engaged in the same or a similar business. The Borrower will furnish to the Lenders, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

         (c) On or prior to the Closing Date, the Borrower shall cause the Collateral Agent to be named as an additional insured and loss payee on each insurance policy required to be maintained pursuant to this Section. The Borrower will deliver to the Lenders (i) on the Closing Date, a certificate from the Borrower's insurance broker dated such date showing the amount of coverage as of such date, and certifying that, in the opinion of such broker, such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after notice is sent to each additional insured and loss payee, (ii) upon the request of any Lender through the Agent from time to time, full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

         (d) Any proceeds in excess of $1,000,000 from any Property Insurance Policy which are payable to the insured in respect of any claim, or any condemnation award or other compensation in respect of a condemnation (or any transfer or disposition of property in lieu of condemnation) for which the Borrower or any of its Subsidiaries receives a condemnation award or other compensation in excess of $1,000,000, shall be paid to the Agent to be held, applied or released for application in accordance with Section 5 of the Security Agreement and each Property Insurance Policy shall provide that all insurance proceeds in excess of $1,000,000 per claim which are payable to the insured shall be adjusted with and payable to the Agent. The Borrower hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments under Property Insurance Policies.


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



         SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower and its Subsidiaries will continue to engage in business of the same general type (excluding the production of motion pictures, videos, television programming or other similar activities, except such activities as are in the ordinary course of business and in accordance with the Borrower's and its Subsidiaries' past practice) as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect their respective corporate existences and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section shall prohibit (i) any merger or consolidation expressly permitted by Section 5.07 or (ii) the termination of the corporate existence of a Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Lenders.

         SECTION 5.05. Compliance with Laws. The Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be requested.

         SECTION 5.07. Mergers and Sales of Assets. (a) The Borrower will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person, provided that nothing in this Section shall prohibit (i) the Borrower from merging with any Subsidiary if the Borrower is the entity surviving such merger, (ii) any Subsidiary from merging with any Guarantor if the corporation surviving the merger is the Borrower or a Guarantor or (iii) any Subsidiary that is not a Guarantor from merging with any Subsidiary that is not a Guarantor if the entity surviving such merger is a wholly-owned Subsidiary, so long as, in each case, immediately after giving effect to such merger, no Event of Default shall have occurred and be continuing. The Borrower will not, and will not permit any of its Subsidiaries to, make any Asset Sale unless (i) with respect to any Asset Sale the consideration for which exceeds $100,000, (x) the consideration therefor is not less than the fair market value of the related asset (as determined in good faith by the chief financial officer of the Borrower) and (y) the consideration therefor consists solely of cash, (ii) after giving effect thereto, the aggregate fair market value of the assets disposed of in all Asset

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



Sales effected after the Closing Date would not exceed $2,500,000 and (iii) the Net Cash Proceeds of such Asset Sale shall be applied in accordance with Section 2.03(b) hereof.

         SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used by the Borrower to consummate the Merger and Plan of Reorganization. No proceeds of the Loans will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

         SECTION 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

              (a) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations and (ii) do not secure any single obligation (or class of obligations having a common cause) in an amount exceeding $1,000,000;

              (b) Liens created by (i) the Panini Guaranty and any debt securities issued in satisfaction thereof and (ii) the Panini Pledge Agreement;

              (c) Liens created by the Collateral Documents;

              (d) Liens existing on the Closing Date securing Debt outstanding on the Closing Date and reflected in Schedule 5.10 hereto;

              (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

              (f) any Lien granted by any Subsidiary of the Borrower in favor of the Borrower or in favor of another Subsidiary, except any Lien granted by a Guarantor to a Subsidiary that is not a Guarantor;

              (g) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; and

              (h) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be.


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



         SECTION 5.10. Limitation on Debt. (a) The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

              (i) Debt under the Loan Documents and the Revolving Documents;

              (ii) Debt outstanding on the Closing Date and identified on
         Schedule 5.10 and refinancings thereof, provided that the principal amount thereof is not increased;

              (iii) the Excess Administration Claims Loan;

              (iv) the Panini Guaranty and any debt securities issued in satisfaction thereof;

              (v) the Permitted Notes and Guarantees thereof by the Guarantors; and

              (vi) Debt of any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower.

         (b) The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Guarantee other than Guarantees under the Loan Documents and the Revolving Documents and Guarantees permitted under Sections 5.10(a)(iv) and 5.10(a)(v).

         (c) The Borrower will not enter into any amendment or other modification of the Revolving Documents without the prior written consent of the Required Lenders if such amendment or other modification would (i) increase the maximum principal amount of loans and letters of credit available thereunder to an amount exceeding $50,000,000, (ii) increase the applicable interest rate margins, (iii) shorten the maturity thereof or (iv) require any additional consent by the lenders thereunder in order to consummate the Permanent Financing.

         SECTION 5.11. Minimum EBITDA. Consolidated EBITDA (i) for the period from October 1, 1998 through December 31, 1998 shall not be less than $17,500,000, (ii) for the period from October 1, 1998 through March 31, 1999 shall not be less than $25,000,000 and (iii) for the period from October 1, 1998 through June 30, 1999 shall not be less than $36,700,000.

         SECTION 5.12. Leverage Ratio. The Leverage Ratio shall at no time on or after March 31, 1999 exceed 4.00:1.00.

         SECTION 5.13. Interest Coverage Ratio. The Interest Coverage Ratio shall at no time on or after December 31, 1998 be less than 2.5:1.0.

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



         SECTION 5.14. Minimum Current Ratio. The Current Ratio shall at no time on or after December 31, 1998 be less than 1.35:1.00.

         SECTION 5.15. Minimum Consolidated Net Worth. Consolidated Net Worth will not at any time be less than an amount equal to the sum of (i) $350,000,000 plus (ii) an amount equal to 50% of Consolidated Net Income for each Fiscal Quarter ending after June 30, 1998 and on or prior to the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any Fiscal Quarter) plus (iii) 100% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Borrower), received by the Borrower from the issuance and sale after the Closing Date of any capital stock of the Borrower (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary of the Borrower or (y) which is required to be redeemed, or is redeemable at the option of the holder, at any time) or in connection with the conversion or exchange of any Debt of the Borrower into capital stock of the Borrower after the Closing Date.

         SECTION 5.16. Limitations on Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment.

         SECTION 5.17. Limitation on Capital Expenditures. Consolidated Capital Expenditures for the period from the Closing Date through December 31, 1998 will not exceed $10,000,000 and Consolidated Capital Expenditures for Fiscal Year 1999 shall not exceed $30,000,000; provided that if the aggregate amount of Consolidated Capital Expenditures actually made in the period from the Closing Date through December 31, 1998 shall be less than the limit with respect thereto set forth above (before giving effect to any increase therein pursuant to this proviso) (the "Base Amount"), then the amount of such shortfall may be added to the amount of such Consolidated Capital Expenditures permitted for Fiscal Year 1999 (such shortfall amount in any Fiscal Year, the "Rollover Amount").

         SECTION 5.18. Lease Payments. Neither the Borrower nor any Subsidiary will incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a real property lease with a lease term (as defined in Financial Accounting Standards Board Statement No. 13, as in effect on the date hereof) of one year or more if, immediately after giving effect thereto, the aggregate amount of minimum lease payments for which the Borrower and its Subsidiaries are liable will exceed $4,000,000 for any Fiscal Year under all such leases (excluding capital leases).

         SECTION 5.19. Investments and Acquisitions. (a) Neither the Borrower nor any Subsidiary will hold, make or acquire any Investment in any Person other than:

              (i) Investments existing on the Closing Date and set forth on
         Schedule 5.19 hereto;

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




              (ii) Investments in the Borrower or any Guarantor;

              (iii) Temporary Cash Investments;

              (iv) the Merger;

              (v) the Panini Guaranty;

              (vi) Investments in any Subsidiary that was a Foreign Subsidiary on the Closing Date if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause does not exceed $2,500,000;

              (vii) Investments by Foreign Subsidiaries in Foreign Subsidiaries; and

              (viii) trade accounts receivable arising in the ordinary course of business on customary terms.

         (b) Neither the Borrower nor any Subsidiary will consummate any Business Acquisition other than the Merger and the Pinnacle Acquisition.

         SECTION 5.20. Sale-Leaseback Transactions. Neither the Borrower nor any of its Subsidiaries will engage in any Sale-Leaseback Transaction unless the Borrower or such Subsidiary would be entitled, pursuant to the other provisions of Article 5, to incur Debt with a principal amount equal to or exceeding the Value of such Sale-Leaseback Transaction secured by a Lien on the property to be leased (after giving similar effect to all other Sale-Leaseback Transactions in effect at such time). For purposes of this Section, "Value" means, with respect to a Sale-Leaseback Transaction, at any time, the amount equal to the greater of
(i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction and (ii) the fair value in the opinion of the Board of Directors of the Borrower of such property at the time of entering into such Sale-Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

         SECTION 5.21. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, (i) pay any funds to or for the account of any Affiliate, (ii) make any investment in any Affiliate (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise), (iii) lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to any Affiliate, or (iv) participate in, or effect, any transaction with any Affiliate, except in each case on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary as could

765748.1  10/9/98  7:17p
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



have been obtained from a third party that was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit (A) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing, (B) transactions between the Borrower or any of its Subsidiaries and any qualified employee stock ownership plan established for the benefit of the Borrower's employees, or the establishment or maintenance of any such plan, (C) reasonable director, officer, employee compensation and other benefits, and indemnification arrangements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with the past practices of the Borrower and its Subsidiaries, (D) transactions pursuant to and in accordance with (1) the agreement dated as of January 1, 1998 between the Borrower and Tangible Media, Inc., (2) the Employment Agreement dated as of September 30, 1998 between the Borrower and Avi Arad, (3) the Master License Agreement dated April 30, 1993, as amended through the date hereof, between the Borrower and Avi Arad & Associates,
(4) the Cost Sharing Agreement dated as of January 1, 1998 between the Borrower and Tangible Media, Inc., (5) the Stockholders' Agreement and (6) the Registration Rights Agreement and (E) any Restricted Payment permitted by
Section 5.16.

         SECTION 5.22. Constitutive Documents. The Borrower will not, and will not permit any Subsidiary to, amend any material provision of its charter or by-laws or other constitutive documents without the prior written consent of the Required Lenders.

         SECTION 5.23. No Modification of Transaction Documents Without Consent. The Borrower will not, and will not permit any of its Subsidiaries to, consent to or solicit any amendment or supplement to, or any waiver or other modification of, any material term of any Transaction Document or any of the ancillary agreements referred to therein without the prior written consent of the Required Lenders.

         SECTION 5.24. Limitation on Restrictions Affecting Subsidiaries. Neither the Borrower nor any of its Subsidiaries will enter into, or suffer to exist, any agreement with any Person, other than the Loan Documents, the Revolving Documents and the documents governing the Permitted Notes, which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any Debt owed to the Borrower or any Subsidiary, (b) make loans or advances to the Borrower or any Subsidiary (c) transfer any of its properties or assets to the Borrower or any Subsidiary or (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired (other than with respect to assets subject to consensual liens permitted under Section 5.09); provided that the foregoing shall not apply to restrictions in effect on the date of this Agreement contained in agreements governing Debt outstanding on the date of this Agreement that is permitted under Section 5.10(a) and, if such Debt is renewed, extended or refinanced, restrictions in the agreements governing the renewed, extended or refinancing Debt (and successive renewals, extensions and refinancings thereof) if such restrictions are no more restrictive

765748.1  10/9/98  7:17p
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



than those contained in the agreements governing the Debt being renewed, extended or refinanced.

         SECTION 5.25. Fiscal Year. The Borrower will not change its Fiscal Year from a fiscal year ending December 31.

         SECTION 5.26. Change in Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by the Borrower and its Subsidiaries as a whole on the Closing Date.

         SECTION 5.27. Further Assurances. (a) The Borrower will, and will cause each of the other Obligors to, at the Borrower's sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Agent shall from time to time request, which may be necessary in the reasonable judgment of the Agent shall from time to time to assure, perfect, convey, assign and transfer to the Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which may facilitate the performance of the terms of the Collateral Documents, or the filing, registering or recording of the Collateral Documents.

         (b) All costs and expenses in connection with the grant of any security interests under the Collateral Documents, including without limitation reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any security interests under the Collateral Documents or the preparation, execution, delivery, recordation or filing of documents and any other acts as the Agent may reasonably request in connection with the grant of such security interests shall be paid by the Borrower promptly upon demand.

         (c) The Borrower will not, and will not permit any of its Subsidiaries to, enter into or become subject to any agreement which would materially impair their ability to comply, or which is intended to prohibit them from complying in any material respect, with the provisions of this Section.

         (d) The Borrower will:

              (i) cause each Person which (x) is an existing U.S. Subsidiary and not a Guarantor on the Closing Date or (y) becomes a U.S. Subsidiary after the Closing Date to (A) become a party to this Agreement as a Guarantor by executing a supplement hereto in form and substance satisfactory to the Agent and (B) enter into the Security Agreement and any other agreements, each in form and substance satisfactory to the Agent, as may be necessary or desirable in order to grant perfected, first priority security interests upon (I) all of its assets (including, without limitation, assets acquired by such Person after it becomes a U.S. Subsidiary) and (II) all of the capital stock and equity interests acquired by such

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



         Person after it becomes a U.S. Subsidiary), to secure its obligations under the Loan Documents, provided that not more than 65% of the voting stock of any Foreign Subsidiary will be required to be so pledged;

              (ii) pledge, or cause to be pledged, pursuant to the Security Agreement, (x) in the case of any Subsidiary described in clause (i) above, all of the capital stock or other equity interests of such Subsidiary owned directly or indirectly by the Borrower, (y) in the case of any Foreign Subsidiary which becomes a Subsidiary of the Borrower after the Closing Date, 65% of the voting stock or other voting equity interests of such Foreign Subsidiary, and 100% of any other capital stock or other equity interest, owned directly or indirectly by the Borrower and (z) in the case of the Borrower's Mexican Subsidiary, 65% of the voting stock or other voting equity interests of such Mexican Subsidiary;

              (iii) take, and cause its Subsidiaries to take, such actions as may be necessary or desirable to effect the foregoing within 30 days (or in the case of clause (d)(ii)(z) above, 10 days) after (x) the Closing Date in respect of existing U.S. Subsidiaries or the Borrower's Mexican Subsidiary or (y) such Subsidiary is acquired or becomes a U.S. Subsidiary, including without limitation (A) executing and delivering, or causing such Subsidiary to execute and deliver, to the Agent such number of copies as the Agent may specify of such supplements, Security Agreement and other documents creating security interests and (B) delivering, or causing Subsidiaries to deliver, such certificates, evidences of corporate action, legal opinions or other documents as the Agent may reasonably request, all in form and substance satisfactory to the Agent, relating to the satisfaction of the Borrower's obligations under this Section;

              (iv) for each lease to which the Borrower or any of its Subsidiaries becomes a party after the Closing Date and for each existing lease that is amended, renewed or extended after the Closing Date, (x) deliver, and cause each Subsidiary to deliver, to the Agent a collateral assignment in favor of the Agent, in form and substance satisfactory to the Agent, of each such lease and (y) use, and cause each Subsidiary to use, its best efforts to obtain agreement by each landlord party to any such lease that such landlord, in the event of any breach thereunder, will provide prompt written notice to the Agent of such breach and will grant the Agent a reasonable period during which it may arrange to cure such breach prior to any termination of such lease; and

              (v) execute and deliver, and cause each U.S. Subsidiary to execute and deliver a Mortgage and such other security documents as may be necessary, or as the Agent may reasonably request, to subject either
         (x) so long as the aggregate fair market value (including improvements thereon) of all interests in real property owned by the Borrower and its U.S. Subsidiaries for which Mortgages have not been executed and delivered does not exceed $5,000,000, all fee, leaseholder or other interests in real property with a fair market value (including improvements

765748.1  10/9/98  7:17p
                                       49
         thereon) in excess of $1,000,000 owned by the Borrower or a U.S. Subsidiary or (y) on and after the date upon which the aggregate fair market value (including improvements thereon) of all interests in real property owned by the Borrower and its U.S. Subsidiaries for which Mortgages have not been executed and delivered exceeds $5,000,000, all fee, leasehold or other interests in real property, in each case to a first priority Lien on such real property interests securing its obligations under the Loan Documents and provide, with respect to each parcel of real property subject to such a Mortgage, (A) policies of title insurance, on forms issued by the American Land Title Association and otherwise in form and substance reasonably satisfactory to the Agent and issued by such title insurance company or companies as are acceptable to the Agent, with all premiums, expenses and fees paid or caused to be paid by the Borrower, insuring the Liens created under such Mortgage, in such amounts as the Agent shall request, subject only to Liens permitted under the Loan Documents, containing such endorsements and affirmative assurances as are satisfactory to the Agent, and reinsured in amounts and under reinsurance agreements in form and substance satisfactory to the Agent, (B) current "as-built" surveys that comply with the current Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys and that are otherwise in form and substance satisfactory to the Agent, and (C) appraisals complying with all applicable bank regulatory requirements.

         SECTION 5.28. No New Subsidiaries. (a) The Borrower will not have any Subsidiaries other than (i) Subsidiaries that are (x) in existence on the Closing Date after giving effect to the consummation of the transactions contemplated by the Plan of Reorganization and the Transaction Documents to be consummated on or prior to the Closing Date and (y) Guarantors on the Closing Date or Foreign Subsidiaries; (ii) U.S. Subsidiaries having assets with a fair market value of less than $1,000, which, not later than the thirtieth day following the Closing Date, subject to applicable requirements of law, are wound up and dissolved pursuant to subsection (b) hereof or have become Guarantors and are in compliance with Section 5.27(d) hereof and (iii) U.S. Subsidiaries which become Guarantors and are in compliance with Section 5.27(d) hereof.

         (b) Not more than 30 days after the Closing Date, the Borrower will (i) take, and cause its Subsidiaries to take, such actions as may be necessary or desirable to wind up and dissolve any U.S. Subsidiaries that are not Guarantors on the Closing Date or have not become Guarantors in compliance with Section 5.27(d) hereof and (ii) deliver to the Agent a certificate of the chief executive officer or chief financial officer of the Borrower certifying to, and providing evidence satisfactory to the Agent of, the fact that the Borrower and its Subsidiaries have complied in all respects with the requirements of this
Section 5.28.

         SECTION 5.29. Year 2000. The Borrower shall take all actions necessary to ensure that its and its Subsidiaries' computers and computer-based systems are able to operate and effectively process data, including without limitation dates, on and after January 1, 2000. The Borrower shall promptly provide to the Agent such information as

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



the Agent may reasonably request from time to time in order to verify the Borrower's and its Subsidiaries' compliance with this Section 5.29 as well as the accuracy of the representation in Section 4.22.

         SECTION 5.30. Permanent Financing. (a) Upon a request (an "Initial Securities Request") made by the Take-Out Banks at any time after the Closing Date, the Borrower shall take all reasonable actions necessary or desirable, to the extent within its power, to (x) issue Permitted Notes for the purposes of refinancing all (or a portion) of the Loans (the "Take-Out Securities") and (y) enable the Take-Out Banks, as soon as practicable after such Initial Securities Request to place such Take-Out Securities. Thereafter, at any time and from time to time after the Initial Securities Request, upon notice by the Take- Out Banks of their desire to place additional Take-Out Securities (a "Follow-on Securities Notice"), the Borrower will issue and sell such additional Take-Out Securities upon the terms and subject to the conditions specified in such Follow-on Securities Notice. The Borrower will enter into such agreements as are customary in connections with financings similar to the Take-Out Securities. The Borrower agrees that the Take- Out Banks shall determine the interest rates for such Take-Out Securities in light of then prevailing market conditions. The Borrower shall provide the Take-Out Banks with audited, unaudited and pro forma financial statements meeting the requirements of Regulation S-X under the Securities Act for the periods required of a registrant on Form S-1 under the Securities Act and shall make such filings and public disclosures as may be necessary to cause such filings to become effective and to permit the Take-Out Securities to be sold.

         (b) (i) Upon a request (a "Facility Request") made by the Required Lenders at any time after the Closing Date, the Borrower shall take all reasonable actions necessary or desirable, to the extent within its power, to arrange for a bank facility (the "Bank Facility"), the proceeds of which shall be used to refinance, in whole, the Loans. The Borrower shall enter into such agreements as are customary in connection with credit facilities similar to the Bank Facility. The Borrower shall cooperate with the agent, arranger and lenders in the syndication of the Bank Facility by taking actions including, without limitation, promptly providing the agent, the arranger, their respective affiliates and the lenders with all information reasonably deemed necessary to complete successfully such syndication.

              (ii) The Borrower agrees that (x) the Arranger shall have the option, in its sole discretion, to act as exclusive arranger of the Bank Facility and (y) the Agent shall have the option, in its sole discretion, to act as exclusive administrative agent for the Bank Facility.

         (c) The Borrower hereby covenants and agrees that all proceeds from the Permanent Financing will be applied to repay the Loans.

         SECTION 5.31. Bank Accounts. (a) Not later than (i) the day that is 60 days after the Closing Date, in the case of Entertainment and the other U.S. Subsidiaries, and (ii)

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January 31, 1999, in the case of the Borrower, the Borrower and each of its U.S.
Subsidiaries shall (x) execute and deliver each Lockbox Letter required by
Section 9(B) of the Security Agreement and (y) provide evidence satisfactory to the Agent and the Collateral Agent of compliance with the other requirements of such Section.

         (b) Not later than (i) the day that is 60 days after the Closing Date, in the case of Entertainment and the other U.S. Subsidiaries, and (ii) January 31, 1999, in the case of the Borrower, the Borrower and each of its U.S. Subsidiaries shall cease to maintain any accounts (other than payroll accounts) with any bank or other financial institution except the applicable Lockbox Accounts, the applicable Insurance Account or another account with respect to which any Obligor has entered into arrangements (including the execution of agreements and the delivery of an opinion, in each case, in form and substance reasonably satisfactory to the Agent) providing for a Lien in favor of the Collateral Agent on substantially the same terms as those contained in the applicable Lockbox Agreements.

                                    ARTICLE 6
                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

              (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest, fee or other amount payable by it hereunder or under any other Loan Document within four days of the date when due;

              (b) the Borrower shall fail to observe or perform any covenant contained in Section 5.01(g) or Sections 5.07 through 5.31, inclusive;

              (c) any Obligor shall fail to observe or perform any covenant or agreement (other than those covered by clause 6.01(a) or 6.01(b) above) contained in the Loan Documents for 15 days after the Agent gives notice thereof to the Borrower at the request of any Lender;

              (d) any representation, warranty, certification or statement made by any Obligor in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

              (e) the Borrower or any Subsidiary shall fail to make one or more payments in respect of Material Financial Obligations when due or within any applicable grace period (provided that any such Event of Default shall cease to be continuing upon the waiver or extension of such payment);

              (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, except in the case of the

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         Revolving Loans, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

              (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

              (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

              (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could be reasonably likely to cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

              (j) judgments or orders for the payment of money exceeding $2,500,000 in aggregate amount shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 20 days;


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              (k) any Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and (to the extent required by the Collateral Documents) perfected Lien on all of the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby, with the priority required by the Loan Documents, or any Obligor shall so assert in writing;

              (l) a Change of Control shall occur; or

              (m) any Guarantee by any Guarantor hereunder shall cease for any reason (other than the merger out of existence of such Guarantor pursuant to a transaction permitted hereunder) to be in full force and effect, or any Obligor shall so assert in writing;

then, and in every such event, the Agent shall:

              (i) if requested by Lenders having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate; and

              (ii) if requested by Lenders holding Notes evidencing more than 50% in aggregate outstanding principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

provided that, if any Event of Default specified in clause 6.01(g) or 6.01(h) occurs with respect to the Borrower, then without any notice to the Borrower or any other act by the Agent or the Lenders, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.



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                                    ARTICLE 7
                                    THE AGENT

         SECTION 7.01. Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to enter into and act as its agent in connection with the Loan Documents (whether therein referred to as the Agent, a Bank Agent, the Collateral Agent or otherwise) and to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agent and Affiliates. UBS AG, Stamford Branch, shall have the same rights and powers under the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent or the Collateral Agent and UBS AG, Stamford Branch, and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent or the Collateral Agent.

         SECTION 7.03. Action by Agent. The obligations of the Agent hereunder and of the Collateral Agent under the Collateral Documents are only those expressly set forth herein and therein respectively. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent or Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent or Collateral Agent, as the case may be, or to act as separate agent or agents on behalf of the Lenders or the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent or the Collateral Agent, as the case may be, include provisions for the protection of such co-agent or separate agent similar to the provisions of this
Article 7).

         SECTION 7.05. Consultation with Experts. The Agent or the Collateral Agent may consult with legal counsel (who may be counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.06. Liability of Agent. None of the Agent, the Collateral Agent, their respective affiliates and their and their affiliates' respective directors, officers, agents and employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders (or such different number of Lenders (and Lenders under the Revolving Documents, where applicable) as any provision hereof or of any Loan Document expressly requires for such consent or request) or (ii) in

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



the absence of its own gross negligence or willful misconduct. None of the Agent, the Collateral Agent, their respective affiliates and their and their affiliates' directors, officers, agents and employees shall be responsible for or have any duty to ascertain, inquire into or verify (w) any statement, warranty or representation made in connection with the Loan Documents or any borrowing hereunder; (x) the performance or observance of any of the covenants or agreements of any Obligor; (y) the satisfaction of any condition specified in
Article 3, except receipt of items required to be delivered to the Agent or the Collateral Agent; or (z) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection herewith. Neither the Agent nor the Collateral Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement or any other Loan Document with reference to the Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 7.07. Indemnification. The Lenders shall, ratably in proportion to their Credit Exposures (in the case of the Agent) or their Secured Obligations (as defined in the Security Agreement) (in the case of the Collateral Agent), indemnify the Agent and the Collateral Agent, their respective affiliates and their and their affiliates' respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such Indemnitees' gross negligence or willful misconduct) that such Indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

         SECTION 7.08. Credit Decision. Each Lender acknowledges that it has, independently and without reliance on the Agent, the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance on the Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

         SECTION 7.09. Successor Agent. The Agent or the Collateral Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent or Collateral Agent, subject to, so long as no Event of Default has occurred and is continuing, the consent of the Borrower (such consent not to be unreasonably withheld or delayed). If no successor Agent or Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the

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



retiring Agent or Collateral Agent gives notice of resignation, then the retiring Agent or Collateral Agent may, on behalf of the Lenders, appoint a successor Agent or Collateral Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent or Collateral Agent hereunder by a successor Agent or Collateral Agent, such successor Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent or Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent or Collateral Agent resigns as Agent or Collateral Agent hereunder, the provisions of this Article shall inure to its benefit as to actions taken or omitted to be taken by it while it was Agent or Collateral Agent.

         SECTION 7.10. Agent's Fee. The Borrower shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon by the Borrower and the Agent.



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or before the first day of any Interest Period for any Euro-Dollar Loans:

              (a) if fewer than two offered rates for deposits in Dollars are available on the Reuters Screen LIBO Page as of 11:00 A.M. (London time) on the second Euro-Dollar Business Day prior to the first day of any Interest Period, or

              (b) Lenders having at least 50% in aggregate amount of the Commitments advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any affected Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 8.02. Illegality. If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation,

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



or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Lender shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such notice is given, each Euro-Dollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Lender may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro-Dollar Loans of the other Lenders.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit (including letters of credit and participations therein) extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans or its obligations hereunder in respect of Letters of Credit and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office), or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender

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



(with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction.

         (c) Each Lender will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         SECTION 8.04. Taxes. (a) For the purposes of this Section, the following terms have the following meanings:

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower or any Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender Party, taxes imposed on its net income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which it is organized or in which its principal executive office is located or in which its Applicable Lending Office is located and (ii) in the case of each Lender, any United States withholding tax imposed on such payment, but not excluding any portion of such tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Lender under the laws and treaties in effect when such Lender first becomes a party to this Agreement.

         "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment

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



made pursuant to this Agreement or under any Note or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document.

         (b) All payments by the Borrower or any Guarantor to or for the account of any Lender Party hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower or any Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payment, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or any Guarantor, as the case may be, shall make such deductions, (iii) the Borrower or such Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall promptly furnish to the Agent, at its address specified in or pursuant to Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

         (c) The Borrower agrees to indemnify each Lender Party for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted (whether or not correctly) by any jurisdiction on amounts payable under this Section) paid by such Lender Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Lender Party makes demand therefor.

         (d) Each Lender Party organized under the laws of a jurisdiction outside the United States, before it signs and delivers this Agreement in the case of each Lender Party listed on the signature pages hereof and before it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide each of the Borrower and the Agent with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Lender Party from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Lender Party or certifying that the income receivable by it pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

         (e) For any period with respect to which a Lender Party has failed to provide the Borrower or the Agent with the appropriate form referred to in
Section 8.04(d)(unless such failure is due to a change in treaty, law or regulation occurring after the date on which such form originally was required to be provided), such Lender Party shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided that if a Lender Party, that is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its

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



failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

         (f) If the Borrower or any Guarantor is required to pay additional amounts to or for the account of any Lender pursuant to this Section as a result of a change in law or treaty occurring after such Lender first became a party to this Agreement, then such Lender will, at the Borrower's request, change the jurisdiction of its Applicable Lending Office if, in the judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Lender.

         SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to
Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03 or
8.04 with respect to its Euro-Dollar Loans , and in any such case the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Lender through the Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Euro-Dollar Loans shall instead be Base Rate Loans on which interest and principal shall be payable contemporaneously with the related CD Loans or Euro-Dollar Loans of the other Lenders. If such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Lenders.



                                    ARTICLE 9
                                    GUARANTY

         SECTION 9.01. The Guaranty. Each Guarantor hereby jointly and severally unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower or any other Guarantor under the Loan Documents. Upon failure by the Borrower or any other Guarantor to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement or the other Loan Documents.

         SECTION 9.02. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be joint and several, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

765748.1  10/9/98  7:17p
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



              (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor under the Loan Documents, by operation of law or otherwise;

              (ii) any modification or amendment of or supplement to the Loan Documents;

              (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower or any other Guarantor under the Loan Documents;

              (iv) any change in the corporate existence, structure or ownership of the Borrower or any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or their respective assets or any resulting release or discharge of any obligation of the Borrower or any other Guarantor contained in the Loan Documents;

              (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, any other Guarantor, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              (vi) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Guarantor under the Loan Documents; or

              (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         SECTION 9.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Obligors under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, each Guarantor's obligations hereunder with

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



respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         SECTION 9.04. Waiver by Each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Guarantor or any other Person.

         SECTION 9.05. Subrogation and Contribution. Upon making any payment with respect to the Borrower hereunder, a Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that such Guarantor shall not enforce any payment by way of subrogation, or in the nature of contribution, until all amounts of principal of and interest on the Loans and all other amounts payable by the Obligors hereunder and under the other Loan Documents have been paid in full.

         SECTION 9.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Obligor under the Loan Documents is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Lenders specified in Article 6.01 of the Agreement.

         SECTION 9.07. Limit of Liability. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         SECTION 9.08. Release upon Sale. Upon any sale by the Borrower of a Subsidiary permitted by this Agreement, such Subsidiary shall automatically and without further action by any Lender or the Agent be released from its obligations, if any, as a Guarantor hereunder.



                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (b) in the case of any Guarantor, in care of the Borrower, (c) in the case of any Lender, at its address or facsimile number set forth in its Administrative Questionnaire or (d) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other

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



communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address referred to in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

         SECTION 10.02. No Waivers. No failure or delay by any Lender Party in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.03. Expenses; Indemnification. (a) The Borrower shall pay
(i) all out-of-pocket expenses of the Agent and the Arranger, including reasonable fees and disbursements of special counsel for the Agent and the Arranger, in connection with the preparation and administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Lender Party, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         (b) The Borrower agrees to indemnify each Lender Party, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of any proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 10.04. Set-offs. (a) If (i) an Event of Default has occurred and is continuing and (ii) Lenders holding more than 50% in aggregate unpaid principal amount of the Loans have requested the Agent to declare the Loans to be immediately due and payable pursuant to Section 6.01, or the Loans have become immediately due and payable without notice as provided in Section 6.01, then each Lender is hereby authorized by the Borrower at any time and from time to time, to the extent permitted by applicable law, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the

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



account of the Borrower against any obligations of the Borrower to such Lender now or hereafter existing under this Agreement, regardless of whether any such deposit or other obligation is then due and payable or is in the same currency or is booked or otherwise payable at the same office as the obligation against which it is set off and regardless of whether such Lender shall have made any demand for payment under this Agreement. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided that any failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lenders under this subsection are in addition to any other rights and remedies which the Lenders may have.

         (b) Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest then due with respect to the Loans held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest then due with respect to the Loans held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than its indebtedness in respect of the Loans. Each Obligor agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Obligor in the amount of such participation.

         SECTION 10.05. Amendments and Waivers Release of Collateral. (a) Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall:

              (i) unless signed by all the Lenders, (v) increase or decrease the Commitment of any Lender (except for a ratable decrease in the Commitments of all the Lenders) or subject any Lender to any additional obligation, (w) reduce the principal of or rate of interest on any Loan or any interest thereon or any fees hereunder, (x) postpone the date fixed for any payment of principal of or interest on any Loan or any interest thereon or any fees hereunder or for the termination of any Commitment, (y) release any Guarantor from its obligations hereunder or
         (z) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement; or

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




              (ii) unless signed by a Designated Lender or its Designating Lender, subject such Designated Lender to any additional obligation or affect its rights hereunder (unless the rights of all the Lenders hereunder are similarly affected).

         (b) Any provision of the Collateral Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the relevant Obligor and the Agent with the consent of the Required Lenders; provided that no such amendment or waiver shall, unless signed by all the Lenders, effect or permit a release of all or substantially all of the Collateral. Notwithstanding the foregoing, Collateral shall be released from the Lien of the Collateral Documents from time to time as necessary to effect any sale or pledge of assets permitted by the Loan Documents, and the Agent shall execute and deliver all release documents reasonably requested to evidence such release.

         SECTION 10.06. Successors; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto. the Collateral Agent and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Lender Parties.

         (b) Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans and participations in Letters of Credit. If a Lender grants any such participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement or any Collateral Document described in clause (v), (w) or (x) of Section 10.05(a)(i) or the proviso in the first sentence of Section 10.05(a)(b) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by Section 10.06(c) or 10.06(d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection.

          (c) Any Lender may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and its Note, and such Assignee shall assume such rights and obligations, pursuant to an

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



Assignment and Assumption Agreement substantially in the form of Exhibit J hereto signed by such Assignee and such transferor Lender, with (and subject to) the written consent of the Agent and (so long as no Event of Default shall have occurred and be continuing) the Borrower (which consent shall not, in any such case, be unreasonably withheld or delayed); provided that if an Assignee is an affiliate of such transferor Lender or was a Lender immediately before such assignment, no such consent shall be required. When such instrument has been signed and delivered by the parties thereto and such Assignee has paid to such transferor Lender the purchase price agreed between them, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection, the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States or a State thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of United States federal income taxes in accordance with Section 8.04.

         (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

         (e) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Lender to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 10.07. Designated Lenders. (a) Subject to the provisions of this Section, any Lender may from time to time elect to designate an Eligible Designee to provide all or a portion of the Loans to be made by such Lender pursuant to this Agreement; provided that such designation shall not be effective unless the Borrower and the Agent consent thereto. When a Lender and its Eligible Designee shall have signed an agreement substantially in the form of Exhibit K hereto (a "Designation Agreement") and the Borrower and the Agent shall have signed their respective consents thereto, such Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Lender shall thereafter have the right to permit such Designated Lender to provide all or a portion of the Loans to be made by such Designating Lender pursuant to Section 2.01 and the making of such Loans or portions thereof shall satisfy the obligation of the Designating Lender to the same extent, and as if, such Loans or portion thereof

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



were made by the Designating Lender. As to any Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Lender making such Loans or portion thereof would have had under the Loan Documents and otherwise; provided that (x) its voting rights under this Agreement shall be exercised solely by its Designating Lender and (y) its Designating Lender shall remain solely responsible to the other parties hereto for the performance of its obligations under this Agreement, including its obligations in respect of the Loans or portion thereof made by it. No additional Note shall be required to evidence Loans or portions thereof made by a Designated Lender; and the Designating Lender shall be deemed to hold its Note as agent for its Designated Lender to the extent of the Loans or portion thereof funded by such Designated Lender. Each Designating Lender shall act as the agent for its Designated Lender and give and receive notices and other communications on its behalf. Any payments for the account of any Designated Lender shall be paid to its Designating Lender as the agent for such Designated Lender and neither the Borrower nor the Agent shall be responsible for any Designating Lender's application of such payments. In addition, any Designated Lender may, with notice to, but without the prior written consent of, the Borrower or the Agent, assign all or portions of its interest in any Loans to its Designating Lender or to any financial institutions consented to by the Borrower and the Agent providing liquidity and/or credit facilities to or for the account of such Designated Lender to support the funding of Loans or portions thereof made by such Designated Lender and disclose on a confidential basis any non-public information relating to its Loans or portions thereof to any rating agency, commercial paper dealer or provider of any guarantee, surety, credit or liquidity enhancement to such Designated Lender.

         (b) Each party to this Agreement agrees that it will not institute against, or join any other person in instituting against, any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after all outstanding senior indebtedness of such Designated Lender is paid in full. The Designating Lender for each Designated Lender agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This Section shall survive the termination of this Agreement.

         SECTION 10.08. No Reliance on Margin Stock. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 10.09. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor

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



irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 10.10. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, the Collateral Documents and the Fee Letter dated as of June 26, 1998 among the Borrower, the Agent and the Arranger with respect to this Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective when the Agent has received, from each of the parties listed on the signature pages hereof, a counterpart hereof signed by such party or facsimile or other written confirmation satisfactory to the Agent confirming that such party has signed a counterpart hereof.

         SECTION 10.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    TOY BIZ, INC.
                                    (to be renamed Marvel Enterprises, Inc.)

                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:
                                    Web Site:


                                    MARVEL ENTERTAINMENT GROUP, INC.,
                                             as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    THE ASHER CANDY COMPANY, as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    FLEER CORP., as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:

                                    FRANK H. FLEER CORP., as Guarantor


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                                       70

                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    HEROES WORLD DISTRIBUTION, INC.,
                                              as Guarantor



                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    MALIBU COMICS ENTERTAINMENT, INC.,
                                              as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    MARVEL CHARACTERS, INC.,
                                              as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:




                                    MARVEL DIRECT MARKETING, INC.,
                                              as Guarantor



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                                       71

                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    SKYBOX INTERNATIONAL, INC.,
                                              as Guarantor


                                    By: ____________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    MARVEL RESTAURANT VENTURE CORP.,
                                              as Guarantor


                                    By:_____________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    MRV, INC., as Guarantor


                                    By:_____________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:





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                                       72

                                    UBS AG, STAMFORD BRANCH, as Agent
                                     and Collateral Agent


                                    By: ___________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    By: ___________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    UBS AG, STAMFORD BRANCH, as Lender


                                    By: ___________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:


                                    By: __________________________
                                    Name:
                                    Title:
                                    Address:
                                    Facsimile:

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                                       73

                               COMMITMENT SCHEDULE


         Lender                                    Commitment
UBS AG, Stamford Branch                            $ 200,000,000


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                                       74

                                                                 EXHIBIT A- Note



                                            Note

                                            New York, New York
                                            ----------- --, -----



         For value received, TOY BIZ, INC., a Delaware corporation (to be renamed Marvel Enterprises, Inc.) (the "Borrower"), promises to pay to the order of ______________________ (the "Lender"), for the account of its Applicable Lending Office, the unpaid principal amount of the Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of UBS AG, Stamford Branch, 677 Washington Boulevard, Stamford, Connecticut.

         The Loans made by the Lender, the applicable interest rates thereon and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to such Loan may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of September 28, 1998 among the Borrower, the Guarantors and the Lenders party thereto and UBS AG, Stamford Branch, as Agent and Collateral Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



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



         The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by certain Guarantors.

                                        TOY BIZ, INC.
                                        (to be renamed Marvel Enterprises, Inc.)


                                        By: ____________________
                                        Name:
                                        Title:

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                                       A-2

                         Loans and Payments of Principal


                 Amount             Type           Amount of
                   of                of            Principal           Notation
  Date            Loan              Loan            Repaid             Made By






















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                                       A-2

                                          EXHIBIT J - Assignment and Assumption
                                                      Agreement



                       Assignment and Assumption Agreement



         AGREEMENT dated as of _________, 19__ among <NAME OF ASSIGNOR> (the "Assignor") and [NAME OF ASSIGNEE] (the "Assignee").

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of September 28, 1998 among Toy Biz, Inc., a Delaware corporation (to be renamed Marvel Enterprises, Inc.) (the "Borrower"), the Guarantors party thereto, the Assignor and the other Lenders party thereto and UBS AG, Stamford Branch, as Agent (the "Agent") (as amended from time to time, the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $____________;

         WHEREAS, the Loans made to the Borrower by the Assignor under the Credit Agreement in an aggregate principal amount of $__________ are outstanding at the date hereof;

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $_____________ (the "Assigned Amount"), together with a corresponding portion of each of its outstanding Loans, and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor and the

765748.1  10/9/98  7:17p

Assignee and the execution of the consent attached hereto by [the Borrower and]1 the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Loans and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount, and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.2 Fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.

         [SECTION 4. Consent of [the Borrower and] the Agent. This Agreement is conditioned upon the consent of [the Borrower] and the Agent pursuant to Section 10.06(c) of the Credit Agreement.] 3

         [SECTION 5. Note. Pursuant to Section 10.06(c) the Credit Agreement, the Borrower has agreed to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.] 4

         SECTION 6. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of any Obligor, or the validity and enforceability of any Obligor's obligations under the Credit Agreement or any other Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to

----------------------------

     1 Delete if consent is not required.

     2 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     3 Delete if consent is not required.

     4 Delete if the Assignee is already a Lender, since it already has a Note.

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                                       J-2
be responsible for making its own independent appraisal of the business, affairs and financial condition of the Obligors.

         SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [NAME OF ASSIGNOR]


                                             By: _________________________
                                             Name:
                                             Title:

                                             [NAME OF ASSIGNEE]


                                             By: __________________________
                                             Name:
                                             Title:



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                                       J-3

The undersigned consent to the foregoing assignment.

[TOY BIZ, INC.]/[MARVEL ENTERPRISES, INC.]



By: _________________________
         Name:
         Title:


UBS AG, STAMFORD BRANCH, as Agent



By: __________________________
     Name:
     Title:


By: __________________________
     Name:
     Title:





765748.1  10/9/98  7:17p
                                       J-4

                                               EXHIBIT K - Designation Agreement


                              DESIGNATION AGREEMENT

                          dated as of ________________, _____

         Reference is made to the Credit Agreement dated as of September 28, 1998 (as amended from time to time, the "Credit Agreement") among Toy Biz, Inc., a Delaware corporation [to be renamed]/[predecessor of] Marvel Enterprises, Inc. (the "Borrower"), the Guarantors party thereto, the lenders party thereto (the "Lenders") and UBS AG, Stamford Branch, as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         _________________ (the "Designator") and ________________ (the
"Designee") agree as follows:

         1. The Designator designates the Designee as its Designated Lender under the Credit Agreement and the Designee accepts such designation.

         2. The Designator makes no representations or warranties and assumes no responsibility with respect to the financial condition of any Obligor or the performance or observance by any Obligor of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

         3. The Designee confirms that it is an Eligible Designee; appoints and authorizes the Designator as its agent and attorney-in-fact and grants the Designator an irrevocable power of attorney to receive payments made for the benefit of the Designee under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that the Designee is obligated to deliver or has the right to receive thereunder; and acknowledges that the Designator retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment or waiver of any provision of the Credit Agreement, and agrees that the Designee shall be bound by all such votes, approvals, amendments and waivers and all other agreements of the Designator pursuant to or in connection with the Credit Agreement, all subject to Section 10.05(b) of the Credit Agreement.

         4. The Designee confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Article 4 or delivered pursuant to Article 5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; agrees that it will, independently and without reliance upon the Agent, the Designator or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement. The Designee acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as provided in Section 10.07(a) thereof).

765748.1
                                       J-1

         5. Following the execution of this Designation Agreement by the Designator and the Designee and the consent hereto by the Borrower, it will be delivered to the Agent for its consent. This Designation Agreement shall become effective when the Agent consents hereto or on any later date specified on the signature page hereof.

         6. Upon the effectiveness hereof, the Designee shall have the right to make Loans or portions thereof as a Lender pursuant to Section 2.01 of the Credit Agreement and the rights of a Lender related thereto and the making of any such Loans or portions thereof by the Designee shall satisfy the obligations of the Designator under the Credit Agreement to the same extent, and as if, such Loans or portions thereof were made by the Designator.

         7. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.



Effective Date:______, ____

                                   [NAME OF DESIGNATOR]


                                   By:      _________________________
                                            Name:
                                            Title:


                                   [NAME OF DESIGNEE]


                                   By:      _________________________
                                            Name:
                                            Title:

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                                       K-2

         The undersigned consent to the foregoing designation.


                                   [TOY BIZ, INC.]/[MARVEL ENTERPRISES, INC.]


                                   By:      __________________________
                                            Name:
                                            Title:


                                   UBS AG, STAMFORD BRANCH, as Agent


                                   By:      __________________________
                                            Name:
                                            Title:


                                   By:      __________________________
                                            Name:
                                            Title:

765748.1
                                              K-3